UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack Murphy, Esq.
One New York Plaza	Dechert
New York, New York 10004	1775 I Street, NW
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semiannual Report to Stockholders is filed herewith.

Goldman Sachs Funds

GROWTH EQUITY FUNDS	Semiannual Report February 28, 2007

Long-term capital growth potential from a diversified portfolio of equity investments.

Goldman Sachs Growth Equity Funds

■	GOLDMAN SACHS CAPITAL GROWTH FUND

■	GOLDMAN SACHS STRATEGIC GROWTH FUND

■	GOLDMAN SACHS CONCENTRATED GROWTH FUND

■	GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

■	GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

The Capital Growth Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Strategic Growth Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Concentrated Growth Fund invests primarily in U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies,which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.
The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified“ mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.
The Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid-cap companies. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.
The Goldman Sachs Small/Mid Cap Growth Fund invests in equity investments with a primary focus on small- and mid-cap companies. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS GROWTH EQUITY FUNDS
What Differentiates Goldman Sachs’
Growth Investment Process?
For over 26 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

Make decisions as long-term business owners rather than as stock traders Perform in-depth, fundamental research Focus on long-term structural and competitive advantages	Result
Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■  Established brand names
■  Dominant market shares
■  Pricing power
■  Recurring revenue streams
■  Free cash flow
■  Long product life cycles
■  Favorable long-term growth prospects
■ Excellent management	Result Investment in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■ Perform rigorous valuation analysis of every potential investment
■ Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments	Result Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

PORTFOLIO RESULTS
Capital Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Capital Growth Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 7.86%, 7.36%, 7.42%, 8.05%, and 7.75%, respectively. These returns compare to the 9.54% cumulative total returns of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

The Fund underperformed its benchmark during the six-month period. This was largely the result of weakness in some of the Fund’s Energy holdings. Conversely, the Fund’s Technology businesses enhanced the Fund’s results versus the benchmark.

Suncor Energy, Inc., Chesapeake Energy Corp., and Baker Hughes, Inc. detracted from performance as Energy was the weakest performing sector during the period. While many Energy companies experienced weakness due to the warm winter weather, Suncor was also negatively impacted by weak natural gas prices and higher maintenance, operating, and labor costs in its fiscal fourth quarter. On the positive side, Suncor reported strong 2006 earnings, driven by increased production and higher oil prices in 2006. While shares of Chesapeake were weak during the six-month period, the company reported fourth quarter earnings that beat analyst estimates. The company posted a 29% increase in fourth quarter revenue from the same period in the prior year, helped by higher selling prices for oil and natural gas.

Baker Hughes detracted from performance as the company reported earnings that fell below expectations. The company has been focusing on international growth and has been making strategic investments to grow this area of its business. The company has grown its market share in non-U.S. markets, more specifically Russia and the Middle East, by investing substantially in people. In 2006, Baker Hughes hired 5,500 new employees. We believe that the company’s weakness is short term in nature as it takes time to train new workers and costs temporarily increase as they are deployed. We continue to have conviction in Baker Hughes and believe once it is through the training process, its new employees will be revenue producers and its margins will likely improve. In addition, we believe Baker Hughes should benefit as it has a backlog in its tool business. Rig counts, the monthly census of active drilling rigs exploring for, or developing, oil or natural gas, are increasing and the search for new energy sources remains a driver of demand for oil well services and equipment. We believe that as energy sources become more difficult to find and continuous investments are exceedingly necessary to drive growth, Suncor, Chesapeake, and Baker Hughes should benefit.

While Amgen, Inc. announced a 19% rise in quarterly earnings over the previous year, the results fell just short of estimates and the stock sold off toward the end of January. Amgen’s core franchise, in which it has dominant market share, is to treat anemia due to complications of both kidney disease and chemotherapy. A lingering competitive threat in the chemotherapy market has been Roche’s CERA drug. The Food and Drug Administration (FDA) recently requested that Roche delay its drug launch for another

PORTFOLIO RESULTS

two years so testing can be conducted to address possible safety concerns. Investors have long feared that CERA represents a threat to Amgen’s products. However, we believe that if Roche’s drug eventually does come to market, the fact that it offers no real improvement on Amgen’s drug suggests that the competitive threat is minimal.

Shares of wireless tower company Crown Castle International Corp. were weak after the company announced its acquisition of Global Signal, Inc., a competitor in the industry. This led to concerns, as Global Signal’s growth is currently not as strong as Crown Castle’s. However, we believe that the acquisition will prove to be positive for Crown Castle. Crown Castle has superior systems and management and once the synergies are realized we believe that Global Signal’s growth could be at least as strong as Crown Castle’s. In our view, there is a great deal of potential upside to this acquisition that the market is not currently factoring into Crown Castle’s share price.

Within the Technology sector, Google, Inc., Yahoo!, Inc. and Research In Motion, Ltd. contributed to performance during the reporting period. Google’s upward trend continued during the period as it reported fiscal fourth quarter profits that nearly tripled and its shares reached record highs in mid-January. The Internet search market remains strong and the company further increased its market share of online advertising spending. Google’s technology for ranking search advertisements has enabled it to generate higher revenue per search than its competitors, in spite of their new efforts in this area. The company was also more aggressive in pushing Google Checkout, its online payment process service, and gained revenues from promotions.

Yahoo contributed to performance during the period as shares were up on the introduction of Project Panama, the company’s new search platform, comScore Networks, a company that measures Internet usage, reported an increase in Yahoo’s click-through-rate and shares of the company contributed to performance as a result of the successful launch. More specifically, the number of Internet search users who clicked on advertisements on Yahoo’s website increased by 5% in the first week after the system’s launch and 9% in the second week. The benefit to Yahoo is that each time a user clicks on a link, Yahoo gets paid by the advertiser associated with the link. We believe Project Panama will increase Yahoo’s revenue per search and continue to help it close the gap with Google.

Shares of Research In Motion contributed to performance as a result of continued subscriber growth as businesses advance the adoption of mobile email and introduce it more deeply within their organizations. In addition, the popular consumer-focused BlackBerry Pearl product is broadening the brand’s appeal into a larger potential market. Research In Motion also announced the release of a new BlackBerry device called the 8800 that features multiple carrier partners in the U.S. and Europe. We believe this should help the company further penetrate the corporate market.

PORTFOLIO RESULTS
  Portfolio Composition

The Fund invests primarily in large-capitalization U.S. equity investments. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.
  Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced results, including the following:

■	Cisco Systems, Inc. — Cisco Systems was the top contributor to performance during the period as the company has seen growth in its business and telecommunication networks businesses. We remain positive about the company as it dominates the network equipment market and continues to expand its customer base and capabilities through acquisitions and strategic investments.

■	Harrah’s Entertainment, Inc. — Harrah’s was a top contributor to performance during the six month period. Shares of Harrah’s were boosted significantly after the company received bids from private equity firms in October. We took the opportunity to exit our position as the market began to fully recognize the value of the business. This event demonstrates how adherence to our discipline regarding a high quality business recently out of favor, can benefit the portfolio when other market participants realize the company’s long term growth potential.

■	Microsoft, Corp. — Microsoft contributed to performance as the company released its new operating system, Windows Vista. Shares of Microsoft were boosted after the company posted profits for its fiscal second quarter that beat analyst estimates and increased its earnings forecast for 2007. The positive results were driven by strong sales of the company’s Xbox gaming device.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, March 16, 2007

FUND BASICS
Capital Growth Fund
as of February 28, 2007
PERFORMANCE REVIEW

September 1, 2006–February 28, 2007	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	7.86%	9.54%
Class B	7.36	9.54
Class C	7.42	9.54
Institutional	8.05	9.54
Service	7.75	9.54

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	2.21%	1.09%	6.65%		10.18%		4/20/90
Class B	2.35	1.10	6.44		7.17		5/1/96
Class C	6.36	1.47	n/a		4.30		8/15/97
Institutional	8.62	2.66	n/a		5.48		8/15/97
Service	8.07	2.14	7.15	[4]	10.49	[4]	4/20/90

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Capital Growth Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.39%	1.44%
Class B	2.14	2.19
Class C	2.14	2.19
Institutional	0.99	1.04
Service	1.49	1.54

[5]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[6]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	3.9%	Computer Software
Google, Inc.	3.9	Internet & Online
Freddie Mac	3.5	Specialty Finance
Cisco Systems, Inc.	3.0	Networking/Telecommunications Equipment
Yahoo!, Inc.	3.0	Internet & Online
Suncor Energy, Inc.	2.9	Oil & Gas
American Tower Corp.	2.7	Telecommunications
Target Corp.	2.4	Retailing
The McGraw-Hill Companies, Inc.	2.4	Commercial Services
PepsiCo., Inc.	2.4	Beverages

[6]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral (if any). Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Strategic Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Strategic Growth Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 7.20%, 6.90%, 6.77%, 7.46%, and 7.17%, respectively. These returns compare to the 9.54% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

During the six-month period, the Fund generated positive absolute returns but underperformed its benchmark. This was largely due to several stocks that generated disappointing results. In particular, weakness in some of the Fund’s Energy and Finance businesses detracted from performance. In contrast, select holdings within the Technology and Healthcare sectors had strong performance and contributed to returns versus the benchmark.

Over the past six months, Baker Hughes, Inc. and Suncor Energy, Inc. detracted from performance as many Energy companies experienced weakness due to the warm winter weather. Suncor was also negatively impacted by weak natural gas prices and higher maintenance, operating, and labor costs in its fiscal fourth quarter. On the positive side, the company reported strong 2006 earnings driven by increased production and higher oil prices in 2006. Baker Hughes detracted from performance as the company reported earnings that fell below expectations. The company has been focusing on international growth and has been making strategic investments to grow this area of its business. The company has grown its market share in non-U.S. markets, more specifically Russia and the Middle East, by investing substantially in people. In 2006, Baker Hughes hired 5,500 new employees. We believe that the company’s weakness is short term in nature as it takes time to train new workers and costs temporarily increase as they are deployed. We continue to have conviction in Baker Hughes and believe once it is through the training process, its new employees will be revenue producers and its margins will likely improve. In addition, we believe Baker Hughes should benefit as it has a backlog in its tool business. Rig counts, the monthly census of active drilling rigs exploring for, or developing, oil or natural gas, are increasing and the search for new energy sources remains a driver of demand for oil well services and equipment. We believe that as energy sources become more difficult to find and continuous investments are exceedingly necessary to drive growth, Baker Hughes and Suncor should benefit.

While Amgen, Inc. announced a 19% rise in quarterly earnings over the previous year, the results fell just short of estimates and the stock sold off toward the end of January. Amgen’s core franchise, in which it has dominant market share, is to treat anemia due to complications of both kidney disease and chemotherapy. A lingering competitive threat in the chemotherapy market has been Roche’s CERA drug. The Food and Drug Administration (FDA) recently requested that Roche delay its drug launch for another two years so testing can be conducted to address possible safety concerns. Investors have long feared that CERA represents a threat to Amgen’s products. However, we believe that if

PORTFOLIO RESULTS

Roche’s drug eventually does come to market, the fact that it offers no real improvement on Amgen’s drug suggests that the competitive threat is minimal. Based on this analysis, we took the recent decline in its stock price as an opportunity to add to the position.

On the positive side within Healthcare, St. Jude Medical, Inc. reported better-than-expected fiscal fourth quarter earnings, driven by strength across all of its businesses. We believe the overall implantable cardioverter defibrillator (ICD) market is beginning to stabilize, if not strengthen. In addition, the company announced a new $1 billion share repurchase program, which it expects to complete in the first half of this year. In our view, growth should continue to materialize as St. Jude plans to launch 20 new ICD products in 2007.

Shares of wireless tower company Crown Castle International Corp. were weak after the company announced its acquisition of Global Signal, a competitor in the industry. This led to concerns, as Global Signal’s growth is currently not as strong as Crown Castle’s. However, we believe that the acquisition will prove to be positive for Crown Castle. Crown Castle has superior systems and management and once the synergies are realized we believe that Global Signal’s growth could be at least as strong as Crown Castle’s. In our view, there is a great deal of potential upside to this acquisition that the market is not currently factoring into Crown Castle’s share price.

Shares of Research In Motion contributed to performance as a result of continued subscriber growth as businesses advance the adoption of mobile email and introduce it more deeply within their organizations. In addition, the popular consumer-focused BlackBerry Pearl product is broadening the brand’s appeal into a larger potential market. Research In Motion also announced the release of a new BlackBerry device called the 8800 that features multiple carrier partners in the U.S. and Europe. We believe this should help the company further penetrate the corporate market.

The McGraw-Hill Companies, Inc. aided returns as the company reported higher fiscal third quarter earnings and boosted its 2006 revenue outlook during the reporting period. While the education market continued to experience weakness, management attributed the company’s strength to improved cost management and performance within its financial services segment, Standard & Poor’s. McGraw-Hill also announced that it expects to post double-digit earnings growth in 2007. We continue to favor the ratings agency and believe it has strong fundamentals which should enable it to sustain double-digit growth rates in the long term as global economic growth, the spread of capitalism, and a trend toward issuing debt instead of borrowing from banks supports the growth of financial assets and the need to rate them.
  Portfolio Composition

The Fund invests primarily in large-cap growth stocks. More specifically, we seek businesses with dominant market share, established brand name, pricing power, recurring revenue stream and free cash flow. Additionally, we seek companies with high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio.

PORTFOLIO RESULTS
  Portfolio Highlights

While the Fund underperformed its benchmark, there were a number of holdings that enhanced results during the reporting period, including the following:

■	Western Union Co. — Western Union contributed to performance after First Data spun off the company at the end of September. Strength of Western Union’s shares was driven by healthy transaction growth as well as price stability. We believe the political environment regarding the Mexican corridor is improving and management is taking aggressive measures on price and marketing to regain customer confidence. In addition, we believe Western Union has a large opportunity with its bank operation and the company acquired Pago Facil, the largest collector/processor of public cash payments in Argentina. Western Union gained 3,300 locations through the deal and plans to add bill payment and money transfer capabilities to its new entity. If management executes well, we believe Western Union has a very positive long-term growth outlook.

■	Google, Inc. — Google’s upward trend continued during the period as it reported fiscal fourth quarter profits that nearly tripled and its shares reached record highs in mid-January. The Internet search market remains strong and the company further increased its market share of online advertising spending. Google’s technology for ranking search advertisements has enabled it to generate higher revenue per search than its competitors, in spite of its competitors’ new efforts in this area. The company was also more aggressive in pushing Google Checkout, its online payment process service, and gained revenues from promotions. We added to the Fund’s position to reflect our conviction in the company.

■	Celgene Corp. — Celgene, a multinational biopharmaceutical company, reported strong fiscal third quarter earnings that beat consensus estimates during the six-month period. Its positive results were driven by an increase in royalty revenue as well as total revenue (up 89%) compared to the prior year. A rise in net sales of Celgene’s lead product, REVLIMID, also bolstered its performance. Celgene is a recent addition to the portfolio and meets our criteria for a high quality growth business as it has the best-in-class oral therapy for blood disease. The company has a competitive advantage as REVLIMID has the best overall profile to treat multiple myeloma, a form of cancer. We believe Celgene is well-positioned for future growth, as it has a broad portfolio of novel drug candidates in its pipeline.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, March 16, 2007

FUND BASICS
Strategic Growth Fund
as of February 28, 2007
PERFORMANCE REVIEW

September 1, 2006–February 28, 2007	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	7.20%	9.54%
Class B	6.90	9.54
Class C	6.77	9.54
Institutional	7.46	9.54
Service	7.17	9.54

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Five Years	Since Inception	Inception Date

Class A	1.89%	-0.34%	-1.14%	5/24/99
Class B	2.01	-0.36	-1.14	5/24/99
Class C	6.00	0.02	-1.12	5/24/99
Institutional	8.39	1.20	0.01	5/24/99
Service	7.76	0.80	-0.36	5/24/99

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.44%	1.56%
Class B	2.19	2.31
Class C	2.19	2.31
Institutional	1.04	1.16
Service	1.54	1.66

[4]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[5]

Holding	% of Net Assets	Line of Business

Schlumberger Ltd.	4.0%	Oil Well Services & Equipment
The McGraw-Hill Companies, Inc.	3.9	Commercial Services
Freddie Mac	3.7	Specialty Finance
Google, Inc.	3.5	Internet & Online
Baker Hughes, Inc.	3.4	Oil Well Services & Equipment
Suncor Energy, Inc.	3.3	Oil & Gas
Yahoo!, Inc.	3.3	Internet & Online
Microsoft Corp.	3.0	Computer Software
St. Jude Medical, Inc.	3.0	Medical Products
QUALCOMM, Inc.	2.8	Semiconductors

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral (if any). Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Concentrated Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Concentrated Growth Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 8.42%, 8.04%, 7.97%, 8.62%, and 8.35%, respectively. These returns compare to the 9.54% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

During the six-month period, the Fund generated a positive return but it underperformed its benchmark. This was due, in part, to weakness in some of the Fund’s Energy and Finance businesses. Conversely, select holdings within the Technology and Healthcare sectors had strong results and enhanced the Fund’s returns versus the benchmark.

Over the past six months, Baker Hughes, Inc. and Suncor Energy, Inc. detracted from performance as many Energy companies experienced weakness due to the warm winter weather. Suncor was also negatively impacted by weak natural gas prices and higher maintenance, operating, and labor costs in its fiscal fourth quarter. On the positive side, the company reported strong 2006 earnings driven by increased production and higher oil prices in 2006. Baker Hughes detracted from performance as the company reported earnings that fell below expectations. The company has been focusing on international growth and has been making strategic investments to grow this area of its business. The company has grown its market share in non-U.S. markets, more specifically Russia and the Middle East, by investing substantially in people. In 2006, Baker Hughes hired 5,500 new employees. We believe that the company’s weakness is short term in nature as it takes time to train new workers and costs temporarily increase as they are deployed. We continue to have conviction in Baker Hughes and believe once it is through the training process, its new employees will be revenue producers and its margins will likely improve. In addition, we believe Baker Hughes should benefit as it has a backlog in its tool business. Rig counts, the monthly census of active drilling rigs exploring for, or developing, oil or natural gas, are increasing and the search for new energy sources remains a driver of demand for oil well services and equipment. We believe that as energy sources become more difficult to find and continuous investments are exceedingly necessary to drive growth, Baker Hughes and Suncor should benefit.

During the period, videogame publisher Electronic Arts detracted from performance as Sony released a disappointing sales report for its PlayStation 3 videogame console due to a supply shortage. Shares of Electronic Arts fell on the news. We believe this is a short-term issue and Electronic Arts is well positioned for future growth as demand for its Madden NFL 2007 videogame has been strong. It is believed to have the potential to be the biggest seller in the videogame industry in terms of units sold. We continue to have high conviction in Electronic Arts as it has a dominant market share in a rapidly growing industry.

Shares of Research In Motion contributed to performance as a result of continued subscriber growth as businesses advance the adoption of mobile email and introduce it more deeply within their organizations. In addition, the popular consumer-focused

PORTFOLIO RESULTS

BlackBerry Pearl product is broadening the brand’s appeal into a larger potential market. Research In Motion also announced the release of a new BlackBerry device called the 8800 that features multiple carrier partners in the U.S. and Europe. We believe this should help the company further penetrate the corporate market.

The McGraw-Hill Companies, Inc. aided returns as the company reported higher fiscal third quarter earnings and boosted its 2006 revenue outlook during the semiannual period. While the education market continued to show weakness, management attributed the company’s strength to improved cost management and performance within its financial services segment, Standard & Poor’s. McGraw-Hill also announced that it expects to post double-digit earnings growth in 2007. We continue to favor the ratings agency and believe it has strong fundamentals which should enable it to sustain double-digit growth rates in the long term as global economic growth, the spread of capitalism, and a trend toward issuing debt instead of borrowing from banks supports the growth of financial assets and the need to rate them.

Harrah’s Entertainment, Inc. contributed to performance as it received bids from private equity firms in October, which drove its shares up significantly. The deal indicates private equity firms’ interest in the gaming sector. Shortly thereafter, Harrah’s accepted a $17.1 billion offer from Apollo Management and Texas Pacific Group in the fourth-largest private-equity buyout ever. We decided to exit the Fund’s position as the value of the business was beginning to be fully recognized by the market. This event demonstrates how the gap between the stock price and the intrinsic worth of a company can close quickly when other market participants realize the company’s long-term growth potential.
  Portfolio Composition

The Fund typically holds 30-40 high quality growth companies and tends to be more concentrated in individual holdings, industries, and sectors than the typical broadly diversified large-cap growth fund.
  Portfolio Highlights

There were a number of holdings that enhanced results during the reporting period, including the following:

■	Medco Health Solutions — Medco Health Solutions contributed to performance as the company reported strong fiscal fourth quarter earnings that exceeded analysts’ expectations. Shares of the company had their largest percentage increase in their history following this news. Medco also announced that it increased its share buyback program by $3 billion and raised guidance for 2007. Management attributed the positive results to the company’s disciplined execution, sound business strategy, and higher profit margins on generic drugs. The company has increased its sales of generic products in each of the past seven quarters and shows no signs of slowing down as more drugs continue to lose patent protection. We believe Medco is well positioned to gain market share as a result of the uncertainty surrounding the integration of rivals Caremark and CVS. A third of Caremark’s contracts are approaching expiration, which could provide an opportunity to increase Medco’s market share. In addition, we believe the company’s efforts to promote generic drugs, grow its mail

PORTFOLIO RESULTS

order business, and improve services and programs for senior citizens should further drive growth and serve the interests of its clients and shareholders.

■	Western Union — Western Union contributed to performance after First Data spun off the company at the end of September. Strength of Western Union’s shares was driven by healthy transaction growth as well as price stability. We believe the political environment regarding the Mexican corridor is improving and management is taking aggressive measures on price and marketing to regain customer confidence. In addition, we believe Western Union has a large opportunity with its bank operation and the company acquired Pago Facil, the largest collector/processor of public cash payments in Argentina. Western Union gained 3,300 locations through the deal and plans to add bill payment and money transfer capabilities to its new entity. If management executes well, we believe Western Union has a very positive long-term growth outlook.

■	Google, Inc. — Google’s upward trend continued during the period as it reported fiscal fourth quarter profits that nearly tripled and its shares reached record highs in mid-January. The Internet search market remains strong and the company further increased its market share of online advertising spending. Google’s technology for ranking search advertisements has enabled it to generate higher revenue per search than its competitors, in spite of their new efforts in this area. The company was also more aggressive in pushing Google Checkout, its online payment process service, and gained revenues from promotions. We added to the Fund’s position to reflect our conviction in the company.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, March 16, 2007

FUND BASICS
Concentrated Growth Fund
as of February 28, 2007
PERFORMANCE REVIEW

September 1, 2006–February 28, 2007	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	8.42%	9.54%
Class B	8.04	9.54
Class C	7.97	9.54
Institutional	8.62	9.54
Service	8.35	9.54

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Since Inception	Inception Date

Class A	3.17%	7.84%	9/3/02
Class B	3.11	8.06	9/3/02
Class C	7.36	8.41	9/3/02
Institutional	9.62	9.68	9/3/02
Service	9.11	9.22	9/3/02

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.48%	1.64%
Class B	2.23	2.39
Class C	2.23	2.39
Institutional	1.08	1.24
Service	1.58	1.74

[4]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[5]

Holding	% of Net Assets	Line of Business

The McGraw-Hill Companies, Inc.	5.6%	Commercial Services
Freddie Mac	4.9	Specialty Finance
Schlumberger Ltd.	4.1	Oil Well Services & Equipment
Google, Inc.	4.0	Internet & Online
Yahoo!, Inc.	3.7	Internet & Online
PepsiCo., Inc.	3.6	Beverages
Suncor Energy, Inc.	3.6	Oil & Gas
Medco Health Solutions, Inc.	3.6	Pharmacy Benefit Manager
American Tower Corp.	3.6	Telecommunications
Baker Hughes, Inc.	3.5	Oil Well Services & Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral (if any). Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Growth Opportunities Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Growth Opportunities Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 14.51%, 14.09%, 14.08%, 14.74% and 14.45%, respectively. These returns compare to the 13.12% cumulative total return of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during the reporting period. This was largely due to the strength of its holdings in the Technology, Healthcare and Consumer Discretionary sectors versus the benchmark. Conversely, the Fund’s underweight in cyclicals and Financials detracted from results versus its benchmark.

Within the Consumer Discretionary sector, retail companies Coach, Inc., Harman International Industries, Inc., and Urban Outfitters, Inc. were top performers during the period. Coach, the largest U.S. luxury leather-goods maker, was up after it reported strong profits above analysts’ expectations and the company’s own guidance. Net sales rose as Coach experienced “rapid growth” in the premium handbag market. The company also raised its guidance for fiscal 2007. The ability of Coach to service customers across retail, wholesale and factory outlet channels has helped drive business opportunities, particularly as accessories continue to be a market share gaining segment in retail. Audio equipment and navigational systems maker Harman International was up after reporting that net income and profit rose, bolstered by good performance in automobile-related sales. Apparel retailer Urban Outfitters posted better-than-expected quarterly earnings and issued an upbeat forecast, sending its shares up for the period. The company cited an excellent response to its spring and summer product lines as a driver of the strong performance.

Within Technology, Research In Motion was a top contributor to results. Research In Motion contributed to performance as a result of continued subscriber growth as businesses advance the adoption of mobile email and introduce it more deeply within their organizations. In addition, the popular consumer-focused BlackBerry Pearl product is broadening the brand’s appeal into a larger potential market. Research In Motion also announced the release of a new BlackBerry device called the 8800 that features multiple carrier partners in the U.S. and Europe. We believe this should help the company further penetrate the corporate market.

On the downside in Technology, FormFactor, Inc. and Advanced Micro Devices, Inc. detracted from returns. Shares of FormFactor fell after the company announced that it expects to have slower fourth-quarter sales. We believe FormFactor is well positioned to benefit from the growing demand for smaller and faster electronic equipment. Shares of Advanced Micro Devices fell due to weak fourth quarter gross margin and operating income which were hit by significantly lower average sales prices, which largely offset a significant increase in unit sales. We sold our position in the stock due to our concern over its current price war with Intel and the negative impact that we believe this could have on the company’s pricing power.

PORTFOLIO RESULTS

Within Healthcare, Celgene Corp. and Medco Health Solutions were top performers. Celgene, a multinational biopharmaceutical company, reported strong fiscal third quarter earnings that beat consensus estimates during the six-month period. Its positive results were driven by an increase in royalty revenue as well as total revenue (up 89%) compared to the prior year. A rise in net sales of Celgene’s lead product, REVLIMID, also bolstered its performance. Celgene is a recent addition to the portfolio and meets our criteria for a high quality growth business as it has the best-in-class oral therapy for blood disease. The company has a competitive advantage as REVLIMID has the best overall profile to treat multiple myeloma, a form of cancer. We believe Celgene is well-positioned for future growth, as it has a broad portfolio of novel drug candidates in its pipeline.

Although the Fund’s Financials and cyclical holdings had strong absolute returns, underweights in these top performing sectors detracted from relative performance. We have typically been underweight in cyclicals as many of those businesses do not meet our investment criteria for high-quality, sustainable growth companies. Although many cyclicals have had strong performance in the recent environment, we believe that these companies, which are very dependent on a strong economy for their growth, will not be able to sustain strong growth going forward as the economy moderates and profits decelerate. In that environment, we believe many cyclical companies, whose earnings and growth may have peaked, will underperform and high quality companies with sustainable growth will become favored by the market. For those reasons, we believe shareholders will benefit from the Fund’s underweight in cyclicals over the long term. Within Financials, the Fund was underweight in real estate investment trusts (REITs) and capital market companies, which were the top performing industries within the sector.
  Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

PORTFOLIO RESULTS
  Portfolio Highlights

There were a number of holdings that enhanced the Fund’s results during the reporting period, including the following:

■	Tessera Technologies, Inc. — Tessera Technologies, a leading provider of miniaturization technologies for the electronics industry, continued to perform well as the company posted fourth-quarter results that exceeded analyst expectations. Shares of Tessera hit a 12-month high in February after the company reported a fourth-quarter profit that more than doubled. Our conviction in Tessera Technologies remains strong as the company’s products help meet the increasing demand for ultra thin electronics and the company continues to expand its technology offerings.

■	Entravision Communications — Spanish language broadcaster, Entravision Communications, rose to a 52-week high in February. Entravision is benefiting from the superior growth of media spending in small to mid-size U.S. Hispanic markets, as Spanish-language radio is posting surprisingly strong growth. The company also announced that it would use some of the proceeds from a recent asset sale to buy back up to $100 million of the company’s stock.

■	Medco Health Solutions — Medco Health Solutions contributed to performance as the company reported strong fiscal fourth quarter earnings that exceeded analysts’ expectations. Shares of the company had their largest percentage increase in their history following this news. Medco also announced that it increased its share buyback program by $3 billion and raised guidance for 2007. Management attributed the positive results to the company’s disciplined execution, sound business strategy, and higher profit margins on generic drugs. The company has increased its sales of generic products in each of the past seven quarters and shows no signs of slowing down as more drugs continue to lose patent protection. We believe Medco is well positioned to gain market share as a result of the uncertainty surrounding the integration of rivals Caremark and CVS. A third of Caremark’s contracts are approaching expiration, which could provide an opportunity to increase Medco’s market share. In addition, we believe the company’s efforts to promote generic drugs, grow its mail order business, and improve services and programs for seniors should further drive growth and serve the interests of its clients and shareholders.

As always, we thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, March 16, 2007

FUND BASICS
Growth Opportunities Fund
as of February 28, 2007
PERFORMANCE REVIEW

September 1, 2006–February 28, 2007	Fund Total Return (based on NAV)[1]	Russell Midcap Growth Index[2]

Class A	14.51%	13.12%
Class B	14.09	13.12
Class C	14.08	13.12
Institutional	14.74	13.12
Service	14.45	13.12

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Five Years	Since Inception	Inception Date

Class A	0.32%	3.20%	12.10%	5/24/99
Class B	0.03	3.20	12.18	5/24/99
Class C	4.24	3.59	12.09	5/24/99
Institutional	6.51	4.78	13.37	5/24/99
Service	6.00	4.26	12.80	5/24/99

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.47%	1.47%
Class B	2.22	2.22
Class C	2.22	2.22
Institutional	1.07	1.07
Service	1.57	1.57

[4]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[5]

Holding	% of Net Assets	Line of Business

Cameron International Corp.	2.7%	Oil Well Services & Equipment
Harman International Industries, Inc.	2.5	Audio & Visual Equipment
Williams-Sonoma, Inc.	2.5	Retailing
Alliant Techsystems, Inc.	2.5	Aerospace & Defense
Smith International, Inc.	2.4	Oil Well Services & Equipment
Amphenol Corp.	2.3	Other Technology
CheckFree Corp.	2.2	Computer Services
Tessera Technologies, Inc.	2.2	Semi Capital
Rockwell Automation, Inc.	2.2	Manufacturing
Weatherford International Ltd.	2.2	Oil Well Services & Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral (if any). Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Small/Mid Cap Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Small/ Mid Cap Growth Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 16.31%, 15.92%, 15.92%, 16.57%, and 16.39%, respectively. These returns compare to the 13.22% cumulative total return of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during the reporting period. This was largely due to the strength of the Fund’s holdings in the Consumer Discretionary, Technology and Healthcare sectors versus the benchmark. Conversely, the Fund’s underweight in cyclicals detracted from results versus the benchmark.

Within the Consumer Discretionary sector, Four Seasons and Urban Outfitters, Inc. were top performers during the period. Four Seasons rallied on the news that the company agreed to be taken private at a significant premium. We decided to sell the Fund’s position after the stock’s appreciation. Apparel retailer Urban Outfitters posted better-than-expected quarterly earnings and issued an upbeat forecast, sending its shares higher during the period. The company cited an excellent response to its spring and summer product lines as a driver of the strong performance.

Within the Technology sector, Dolby Labs, Inc. was a top contributor to performance. Dolby’s results were largely driven by the company’s better-than-expected fourth quarter earnings results as profits increased significantly bolstered by growing licensing deals for its audio technology. Dolby also reported strong growth in its core technologies in 2006 and issued a positive outlook for 2007. We believe that the company is a leader in a growing industry and has a strong brand name, which should help it continue to gain share and enter new markets.

On the downside in Technology, FormFactor, Inc. detracted from returns. Shares of FormFactor fell after the company, which makes semiconductor wafer probe cards, said it expects slower product transitions to hurt its fourth-quarter sales. We believe FormFactor is well positioned to benefit from the growing demand for smaller and faster electronic equipment.

Within Healthcare, Vanda Pharmaceutical, Inc., was a top performer. Shares of Vanda Pharmaceuticals moved sharply higher after the company reported that its experimental schizophrenia drug proved effective in a late-stage clinical trial, reviving hopes for a product many had thought would not be approved.

The Fund’s underweight in cyclicals, which was among the top performing sectors, detracted from relative performance. We have typically been underweight in cyclicals as many of those businesses do not meet our investment criteria for high-quality, sustainable growth companies. Although many cyclicals have had strong performance in the recent environment, we believe that these companies, which are very dependent on a strong economy for their growth, will not be able to sustain strong growth going forward as the economy moderates and profits decelerate. In that environment, we believe many cyclical

PORTFOLIO RESULTS

companies, whose earnings and growth may have peaked, will underperform and high quality companies with sustainable growth will become favored by the market. For those reasons, we believe shareholders will benefit from the Fund’s underweight in cyclicals over the long term.
  Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in small- and mid-sized companies with market capitalizations within the range of the Russell 2500 Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the security.
  Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced results, including the following:

■	Tessera Technologies, Inc. — Tessera Technologies, a leading provider of miniaturization technologies for the electronics industry, continued to perform well as the company posted fourth-quarter results that beat analyst expectations. Shares of Tessera hit a 12-month high in February after the company reported a fourth-quarter profit that more than doubled. Our conviction in Tessera Technologies remains strong as the company’s products help meet the increasing demand for ultra thin electronics and the company continues to expand its technology offerings.

■	Entravision Communications — Spanish language broadcaster, Entravision Communications, rose to a 52-week high in February. Entravision is benefiting from the superior growth of media spending in small to mid-size U.S. Hispanic markets, as Spanish-language radio is posting surprisingly strong growth. The company also announced that it would use some of the proceeds from a recent asset sale to buy back up to $100 million of the company’s stock.

■	Harman International Industries, Inc. — Harman International Industries, an audio equipment and navigational systems maker, enhanced results during the reporting period. Its shares rose after reporting that net income and profit rose, bolstered by good performance in automobile-related sales.

We appreciate your investment and look forward to earning your continued confidence in the years to come.

Goldman Sachs Growth Equity Investment Team

New York, March 16, 2007

FUND BASICS
Small/Mid Cap Growth Fund
as of February 28, 2007
PERFORMANCE REVIEW

September 1, 2006–February 28, 2007	Fund Total Return (based on NAV)[1]	Russell 2500 Growth Index[2]

Class A	16.31%	13.22%
Class B	15.92	13.22
Class C	15.92	13.22
Institutional	16.57	13.22
Service	16.39	13.22

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2500 Growth Index offers investors access to the small to mid cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small to mid cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Since Inception	Inception Date

Class A	6.51%	8.13%	6/30/05
Class B	6.85	8.62	6/30/05
Class C	10.85	11.17	6/30/05
Institutional	13.12	12.45	6/30/05
Service	12.48	11.87	6/30/05

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.50%	2.05%
Class B	2.25	2.80
Class C	2.25	2.80
Institutional	1.10	1.65
Service	1.60	2.15

[4]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[5]

Holding	% of Net Assets	Line of Business

Tessera Technologies, Inc.	2.7%	Semi Capital
Activision, Inc.	1.9	Computer Software
FormFactor, Inc.	1.8	Semi Capital
Harman International Industries	1.8	Audio & Visual Equipment
Psychiatric Solutions, Inc.	1.8	Hospitals & Related
Entravision Communications Corp.	1.7	Broadcasting & Cable/Satellite TV
Cameron International Corp.	1.7	Oil Well Services & Equipment
W.W. Grainger, Inc.	1.6	Producer Goods
Williams-Sonoma, Inc.	1.6	Retailing
Ritchie Bros. Auctioneers, Inc.	1.5	Consumer Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral (if any). Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

FUND BASICS
GOLDMAN SACHS CAPITAL GROWTH FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 99.1%

Aerospace & Defense – 1.6%
440,281	United Technologies Corp.	$28,895,642

Apparel/Shoes – 0.4%
344,300	Chico’s FAS, Inc.*(a)	7,722,649

Audio & Visual Equipment – 1.1%
201,130	Harman International Industries, Inc.	19,944,051

Banks – 1.0%
214,853	SunTrust Banks, Inc.	18,114,256

Beverages – 4.3%
417,050	Fortune Brands, Inc.	33,530,820
671,550	PepsiCo., Inc.	42,408,383

		75,939,203

Biotechnology – 8.1%
609,300	Amgen, Inc.*(a)	39,153,618
718,059	Celgene Corp.*	38,272,545
437,600	Genentech, Inc.*	36,920,312
897,274	MedImmune, Inc.*	28,632,013

		142,978,488

Commercial Services – 3.7%
354,831	Moody’s Corp.(a)	22,964,662
662,172	The McGraw-Hill Companies, Inc.	42,782,933

		65,747,595

Computer Hardware – 1.8%
1,534,500	EMC Corp.*	21,406,275
365,800	Jabil Circuit, Inc.	9,774,176

		31,180,451

Computer Services – 3.7%
198,500	CheckFree Corp.*(a)	7,527,120
1,091,920	First Data Corp.(a)	27,876,718
1,331,970	Western Union Co.	28,863,790

		64,267,628

Computer Software – 5.7%
627,980	Electronic Arts, Inc.*	31,662,752
2,468,100	Microsoft Corp.	69,526,377

		101,189,129

Drugs & Medicine – 0.8%
291,700	Wyeth	14,269,964

Financials – 4.9%
35,500	Chicago Mercantile Exchange Holdings, Inc.	19,139,115
163,700	Legg Mason, Inc.	16,818,538
150,000	Merrill Lynch & Co., Inc.	12,552,000
167,700	Morgan Stanley	12,564,084
1,369,900	The Charles Schwab Corp.(a)	25,315,752

		86,389,489

Household/Personal Care – 0.8%
466,840	Newell Rubbermaid, Inc.	14,294,641

Internet & Online – 6.9%
154,608	Google, Inc.*	69,488,566
1,708,989	Yahoo!, Inc.*	52,739,400

		122,227,966

Manufacturing – 1.4%
408,700	Rockwell Automation, Inc.	25,376,183

Medical Products – 4.6%
185,800	Baxter International, Inc.	9,291,858
642,300	Medtronic, Inc.	32,346,228
473,768	St. Jude Medical, Inc.*	18,784,901
435,560	Thermo Fisher Scientific, Inc.*	19,717,801

		80,140,788

Medical Supplies – 0.6%
209,476	Charles River Laboratories International, Inc.*	9,604,475

Movies & Entertainment – 1.0%
427,165	Viacom, Inc. Class B*	16,676,522

Networking/Telecommunications Equipment – 4.2%
2,041,075	Cisco Systems, Inc.*	52,945,485
149,744	Research In Motion Ltd.*	21,055,504

		74,000,989

Oil & Gas – 6.9%
803,910	Canadian Natural Resources Ltd.	40,436,673
635,300	Chesapeake Energy Corp.(a)	19,370,297
290,400	Quicksilver Resources, Inc.*(a)	11,200,728
723,110	Suncor Energy, Inc.	51,434,814

		122,442,512

Oil Well Services & Equipment – 6.0%
622,510	Baker Hughes, Inc.	40,531,626
208,500	Grant Prideco, Inc.*	9,050,985
659,048	Schlumberger Ltd.	41,388,214
378,200	Weatherford International Ltd.*	15,184,730

		106,155,555

Pharmacy Benefit Manager – 1.8%
462,733	Medco Health Solutions, Inc.*	31,285,378

Producer Goods – 0.8%
181,070	W.W. Grainger, Inc.	13,969,551

Publishing – 1.6%
203,812	Lamar Advertising Co.*(a)	13,054,159
543,455	National CineMedia, Inc.*(a)	14,249,390

		27,303,549

Retailing – 9.0%
163,100	J.C. Penney Co., Inc.	13,229,041
1,153,300	Lowe’s Companies, Inc.	37,551,448
695,500	Target Corp.	42,794,115
430,600	The Home Depot, Inc.	17,051,760

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Retailing – (continued)
833,170	Wal-Mart Stores, Inc.	$40,242,111
255,800	Williams-Sonoma, Inc.(a)	8,635,808

		159,504,283

Semiconductors – 4.2%
1,093,648	Linear Technology Corp.	36,298,177
948,690	QUALCOMM, Inc.	38,213,233

		74,511,410

Specialty Finance – 6.1%
479,530	American Express Co.	27,270,871
340,143	Fannie Mae	19,296,312
953,700	Freddie Mac(a)	61,208,466

		107,775,649

Technology Services – 0.9%
170,840	Cognizant Technology Solutions Corp.*	15,409,768

Telecommunications – 5.2%
1,219,800	American Tower Corp.*	47,255,052
321,865	Crown Castle International Corp.*	10,544,297
339,610	NeuStar, Inc.*	10,867,520
1,163,227	Sprint Nextel Corp.	22,427,017

		91,093,886

TOTAL COMMON STOCKS
(Cost $1,362,846,128)		$1,748,411,650

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 1.0%

Joint Repurchase Agreement Account II
$18,100,000	5.335%	03/01/07	$18,100,000
Maturity Value: $18,102,682
(Cost $18,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,380,946,128)			$1,766,511,650

Shares	Description	Value
Securities Lending Collateral – 6.3%

111,335,150	Boston Global Investment Trust – Enhanced Portfolio
(Cost $111,335,150)		$111,335,150

TOTAL INVESTMENTS — 106.4%
(Cost $1,492,281,278)		$1,877,846,800

LIABILITIES IN EXCESS OF OTHER ASSETS — (6.4)%		(113,520,805)

NET ASSETS — 100.0%		$1,764,325,995

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2007. Additional information appears on page 37.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 99.2%

Aerospace & Defense – 1.3%
61,930	United Technologies Corp.	$4,064,466

Banks – 1.5%
52,250	SunTrust Banks, Inc.	4,405,198

Beverages – 4.4%
74,360	Fortune Brands, Inc.	5,978,544
117,690	PepsiCo., Inc.	7,432,124

		13,410,668

Biotechnology – 7.5%
105,870	Amgen, Inc.*	6,803,206
98,390	Celgene Corp.*	5,244,187
52,090	Genentech, Inc.*	4,394,834
197,320	MedImmune, Inc.*	6,296,481

		22,738,708

Commercial Services – 3.9%
185,348	The McGraw-Hill Companies, Inc.	11,975,334

Computer Hardware – 2.0%
108,730	Dell, Inc.*	2,484,481
255,690	EMC Corp.*	3,566,875

		6,051,356

Computer Services – 4.4%
261,680	First Data Corp.	6,680,690
315,330	Western Union Co.	6,833,201

		13,513,891

Computer Software – 5.2%
129,730	Electronic Arts, Inc.*	6,540,987
329,280	Microsoft Corp.	9,275,817

		15,816,804

Drugs & Medicine – 0.9%
55,810	Wyeth	2,730,225

Financials – 4.6%
65,150	Legg Mason, Inc.	6,693,511
386,490	The Charles Schwab Corp.	7,142,335

		13,835,846

Foods – 1.1%
69,697	Wm. Wrigley Jr. Co.(a)	3,470,911

Internet & Online – 6.8%
23,730	Google, Inc.*	10,665,448
323,680	Yahoo!, Inc.*	9,988,765

		20,654,213

Medical Products – 9.5%
148,491	Medtronic, Inc.	7,478,007
230,750	St. Jude Medical, Inc.*	9,149,237
53,480	Stryker Corp.	3,316,830
129,230	Thermo Fisher Scientific, Inc.*	$5,850,242
38,110	Zimmer Holdings, Inc.*	3,213,816

		29,008,132

Movies & Entertainment – 1.4%
109,777	Viacom, Inc. Class B*	4,285,694

Networking/Telecommunications Equipment – 4.8%
289,840	Cisco Systems, Inc.*	7,518,450
49,520	Research In Motion Ltd.*	6,963,007

		14,481,457

Oil & Gas – 3.3%
142,210	Suncor Energy, Inc.	10,115,397

Oil Well Services & Equipment – 8.2%
160,810	Baker Hughes, Inc.	10,470,339
195,420	Schlumberger Ltd.	12,272,376
58,370	Weatherford International Ltd.*	2,343,556

		25,086,271

Pharmacy Benefit Manager – 1.8%
80,570	Medco Health Solutions, Inc.*	5,447,338

Publishing – 0.7%
35,120	Lamar Advertising Co.*	2,249,436

Retailing – 10.0%
238,220	Lowe’s Companies, Inc.	7,756,443
128,850	Target Corp.	7,928,141
96,400	The Home Depot, Inc.	3,817,440
161,780	Wal-Mart Stores, Inc.	7,813,974
89,640	Williams-Sonoma, Inc.(a)	3,026,246

		30,342,244

Semiconductors – 4.6%
163,380	Linear Technology Corp.	5,422,582
213,260	QUALCOMM, Inc.	8,590,113

		14,012,695

Specialty Finance – 5.5%
93,200	American Express Co.	5,300,284
176,280	Freddie Mac	11,313,650

		16,613,934

Telecommunications – 5.8%
124,930	American Tower Corp.*	4,839,788
177,220	Crown Castle International Corp.*	5,805,727
370,470	Sprint Nextel Corp.	7,142,662

		17,788,177

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $251,165,790)		$302,098,395

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value
Securities Lending Collateral – 0.7%

2,225,900	Boston Global Investment Trust – Enhanced Portfolio
(Cost $2,225,900)		$2,225,900

TOTAL INVESTMENTS – 99.9%
(Cost $253,391,690)		$304,324,295

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		352,316

NET ASSETS – 100.0%		$304,676,611

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 99.2%

Aerospace & Defense – 1.7%
55,220	United Technologies Corp.	$3,624,089

Beverages – 3.6%
125,490	PepsiCo., Inc.	7,924,693

Biotechnology – 6.0%
57,490	Amgen, Inc.*	3,694,308
80,120	Celgene Corp.*	4,270,396
158,520	MedImmune, Inc.*	5,058,373

		13,023,077

Broadcasting & Cable/Satellite TV – 0.5%
74,430	XM Satellite Radio Holdings, Inc.*(a)	1,068,815

Commercial Services – 5.6%
190,180	The McGraw-Hill Companies, Inc.	12,287,530

Computer Services – 7.6%
107,300	CheckFree Corp.*	4,068,816
245,260	First Data Corp.	6,261,488
284,890	Western Union Co.	6,173,566

		16,503,870

Computer Software – 6.6%
144,140	Electronic Arts, Inc.*	7,267,539
256,270	Microsoft Corp.	7,219,126

		14,486,665

Drugs & Medicine – 1.0%
53,940	Amylin Pharmaceuticals, Inc.*(a)	2,098,805

Financials – 2.8%
329,960	The Charles Schwab Corp.	6,097,661

Internet & Online – 7.7%
19,550	Google, Inc.*	8,786,747
263,960	Yahoo!, Inc.*	8,145,806

		16,932,553

Medical Products – 5.9%
185,090	St. Jude Medical, Inc.*	7,338,818
122,540	Thermo Fisher Scientific, Inc.*	5,547,386

		12,886,204

Movies & Entertainment – 2.1%
120,055	Viacom, Inc. Class B*	4,686,947

Networking/Telecommunications Equipment – 5.5%
195,790	Cisco Systems, Inc.*	5,078,793
49,630	Research In Motion Ltd.*	6,978,474

		12,057,267

Oil & Gas – 3.6%
110,590	Suncor Energy, Inc.	7,866,267

Oil Well Services & Equipment – 7.6%
116,610	Baker Hughes, Inc.	7,592,477
143,770	Schlumberger Ltd.	9,028,756

		16,621,233

Pharmacy Benefit Manager – 3.6%
116,220	Medco Health Solutions, Inc.*	7,857,634

Retailing – 7.4%
129,060	Lowe’s Companies, Inc.	4,202,193
101,530	Target Corp.	6,247,141
119,730	Wal-Mart Stores, Inc.	5,782,959

		16,232,293

Semiconductors – 5.0%
150,572	Linear Technology Corp.	4,997,485
149,980	QUALCOMM, Inc.	6,041,194

		11,038,679

Specialty Finance – 7.2%
85,600	American Express Co.	4,868,072
167,910	Freddie Mac	10,776,464

		15,644,536

Telecommunications – 8.2%
201,330	American Tower Corp.*	7,799,524
122,420	Crown Castle International Corp.*	4,010,479
312,380	Sprint Nextel Corp.	6,022,687

		17,832,690

TOTAL COMMON STOCKS
(Cost $189,802,366)		$216,771,508

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 3.4%

Joint Repurchase Agreement Account II
$7,500,000	5.335%	03/01/07	$7,500,000
Maturity Value: $7,501,111
(Cost $7,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $197,302,366)			$224,271,508

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Shares	Description	Value
Securities Lending Collateral – 1.1%

2,411,500	Boston Global Investment Trust – Enhanced Portfolio	$2,411,500
(Cost $2,411,500)

TOTAL INVESTMENTS – 103.7%
(Cost $199,713,866)		$226,683,008

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.7)%		(8,190,149)

NET ASSETS – 100.0%		$218,492,859

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2007. Additional information appears on page 37.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 100.2%

Aerospace & Defense – 2.5%
536,450	Alliant Techsystems, Inc.*(a)	$46,429,747

Apparel/Shoes – 5.1%
1,557,836	Chico’s FAS, Inc.*(a)	34,942,262
753,977	Coach, Inc.*(a)	35,587,714
1,072,500	Urban Outfitters, Inc.*	26,619,450

		97,149,426

Audio & Visual Equipment – 2.5%
485,020	Harman International Industries, Inc.	48,094,583

Auto Parts & Related – 1.7%
1,872,564	Gentex Corp.(a)	31,290,544

Banks – 1.0%
584,860	Commerce Bancorp, Inc.(a)	19,546,021

Beverages – 1.9%
439,026	Fortune Brands, Inc.	35,297,690

Biotechnology – 3.5%
549,496	Celgene Corp.*	29,288,137
1,176,672	MedImmune, Inc.*(a)	37,547,603

		66,835,740

Broadcasting & Cable/Satellite TV – 2.3%
3,711,080	Entravision Communications Corp.*(b)	33,511,052
647,343	XM Satellite Radio Holdings, Inc.*(a)	9,295,846

		42,806,898

Commercial Services – 2.4%
1,183,881	Iron Mountain, Inc.*	32,971,086
347,031	Suntech Power Holdings Co., Ltd. ADR*(a)	12,579,874

		45,550,960

Computer Hardware – 2.0%
1,391,132	Jabil Circuit, Inc.	37,171,047

Computer Services – 3.9%
1,103,197	CheckFree Corp.*(a)	41,833,230
367,400	Global Payments, Inc.	14,133,878
620,677	MoneyGram International, Inc.	18,657,551

		74,624,659

Computer Software – 5.9%
1,946,915	Activision, Inc.*	32,552,419
716,638	Electronic Arts, Inc.*(a)	36,132,888
1,045,466	NAVTEQ*(a)	33,413,093
218,401	Salesforce.com, Inc.*	9,448,027

		111,546,427

Consumer Services – 0.5%
215,316	Weight Watchers International, Inc.	10,173,681

Drugs & Medicine – 1.3%
608,051	Amylin Pharmaceuticals, Inc.*(a)	23,659,264

Electrical Equipment – 1.7%
1,233,779	Dresser-Rand Group, Inc.*	32,041,241

Financials – 2.9%
242,679	HFF, Inc.*(a)	4,538,098
395,753	Legg Mason, Inc.	40,659,663
316,961	Raymond James Financial, Inc.	9,540,526

		54,738,287

Gaming/Lodging – 1.5%
785,445	Hilton Hotels Corp.(a)	27,726,208

Health Care Services – 1.1%
340,824	Covance, Inc.*	21,015,208

Hospitals & Related – 0.8%
363,167	Psychiatric Solutions, Inc.*	14,512,153

Household/Personal Care – 1.8%
339,772	Chattem, Inc.*(a)	18,133,632
525,539	Newell Rubbermaid, Inc.(a)	16,092,004

		34,225,636

Insurance – 2.6%
514,780	Aon Corp.(a)	19,381,467
732,245	Willis Group Holdings Ltd.	29,070,126

		48,451,593

Internet & Online – 1.6%
79,900	Baidu.com, Inc. ADR*	8,525,330
2,516,876	CNET Networks, Inc.*	22,098,171

		30,623,501

Manufacturing – 3.4%
445,930	American Standard Companies, Inc.(a)	23,629,831
668,165	Rockwell Automation, Inc.	41,486,365

		65,116,196

Medical Products – 4.7%
267,841	C.R. Bard, Inc.	21,373,712
319,632	Cytyc Corp.*	9,684,849
999,968	St. Jude Medical, Inc.*	39,648,731
415,192	Thermo Fisher Scientific, Inc.*	18,795,742

		89,503,034

Medical Supplies – 1.4%
589,429	Charles River Laboratories International, Inc.*	27,025,320

Networking/Telecommunications Equipment – 1.9%
87,948	FLIR Systems, Inc.*	3,057,073
161,513	Leap Wireless International, Inc.*	10,913,433
154,039	Research In Motion Ltd.*	21,659,424

		35,629,930

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Oil & Gas – 2.5%
718,500	Newfield Exploration Co.*	$31,053,570
444,933	Quicksilver Resources, Inc.*(a)	17,161,066

		48,214,636

Oil Well Services & Equipment – 9.2%
899,395	Cameron International Corp.*	50,986,702
865,700	Grant Prideco, Inc.*	37,580,037
1,084,205	Smith International, Inc.	44,452,405
1,029,977	Weatherford International Ltd.*(a)	41,353,577

		174,372,721

Other Technology – 3.0%
678,253	Amphenol Corp.	43,774,448
1,098,544	Cogent, Inc.*(a)	12,402,562

		56,177,010

Pharmacy Benefit Manager – 1.7%
485,398	Medco Health Solutions, Inc.*	32,817,759

Producer Goods – 1.9%
455,911	W.W. Grainger, Inc.	35,173,534

Publishing – 3.1%
136,599	Focus Media Holding Ltd. ADR*	10,941,580
427,565	Getty Images, Inc.*	22,425,784
139,494	Lamar Advertising Co.*	8,934,591
587,366	National CineMedia, Inc.*	15,400,736

		57,702,691

Retailing – 4.6%
906,291	Advance Auto Parts, Inc.	34,121,856
70,900	J.C. Penney Co., Inc.	5,750,699
1,381,111	Williams-Sonoma, Inc.(a)	46,626,308

		86,498,863

Semi Capital – 4.4%
965,517	FormFactor, Inc.*	41,275,852
1,030,624	Tessera Technologies, Inc.*(a)	41,657,822

		82,933,674

Semiconductors – 2.1%
987,740	Linear Technology Corp.(a)	32,783,091
364,350	Marvell Technology Group Ltd.*(a)	7,476,462

		40,259,553

Technology Services – 1.3%
264,313	Cognizant Technology Solutions Corp.*	23,841,033

Telecommunications – 4.5%
602,059	American Tower Corp.*	23,323,766
1,003,038	Crown Castle International Corp.*	32,859,525
929,947	NeuStar, Inc.*	29,758,304

		85,941,595

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,641,838,922)		$1,894,718,063

Securities Lending Collateral – 16.1%

304,372,025	Boston Global Investment Trust – Enhanced Portfolio	$304,372,025
(Cost $304,372,025)

TOTAL INVESTMENTS – 116.3%
(Cost $1,946,210,947)		$2,199,090,088

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.3)%		(308,855,584)

NET ASSETS – 100.0%		$1,890,234,504

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 99.2%

Aerospace/Defense – 2.0%
24,700	Aerovironment, Inc.*	$525,369
14,900	Alliant Techsystems, Inc.*	1,289,595

		1,814,964

Apparel/Shoes – 2.5%
46,010	Chico’s FAS, Inc.*	1,032,004
49,530	Urban Outfitters, Inc.*	1,229,335

		2,261,339

Audio & Visual Equipment – 1.8%
16,360	Harman International Industries, Inc.	1,622,258

Audio Technology – 0.9%
24,720	Dolby Laboratories, Inc.*	791,040

Banks – 1.0%
27,680	Commerce Bancorp, Inc.	925,066

Beverages – 0.6%
15,900	Hansen Natural Corp.*	556,500

Biotechnology – 2.7%
15,600	Affymax, Inc.*	555,516
44,332	Cadence Pharmaceuticals, Inc.*(a)	632,174
39,200	MedImmune, Inc.*	1,250,872

		2,438,562

Broadcasting & Cable/Satellite TV – 1.9%
166,970	Entravision Communications Corp.*	1,507,739
47,700	Imax Corp.*(a)	217,989

		1,725,728

Commercial Services – 5.7%
16,200	Bankrate, Inc.*(a)	657,558
25,270	Bright Horizons Family Solutions, Inc.*	1,012,822
9,100	First Solar, Inc.*	434,525
33,945	Iron Mountain, Inc.*	945,368
44,080	LoJack Corp.*	839,283
21,060	Rollins, Inc.	484,380
19,500	Suntech Power Holdings Co., Ltd. ADR*(a)	706,875

		5,080,811

Computer Hardware – 2.3%
27,790	Coinstar, Inc.*	820,083
45,200	Jabil Circuit, Inc.	1,207,744

		2,027,827

Computer Services – 2.4%
32,300	CheckFree Corp.*	1,224,816
29,000	MoneyGram International, Inc.	871,740

		2,096,556

Computer Software – 3.6%
100,120	Activision, Inc.*	1,674,006
32,370	NAVTEQ*	1,034,545
10,500	Salesforce.com, Inc.*	454,230

		3,162,781

Consumer Services – 3.1%
23,500	Ritchie Bros. Auctioneers, Inc.	1,349,135
31,400	VCA Antech, Inc.*	1,152,694
5,875	Weight Watchers International, Inc.	277,594

		2,779,423

Drugs & Medicine – 5.1%
13,700	Alexion Pharmaceuticals, Inc.*	505,256
20,000	Amylin Pharmaceuticals, Inc.*(a)	778,200
26,802	Healthcare Services Group, Inc.	751,528
116,290	OraSure Technologies, Inc.*	925,668
17,700	Progenics Pharmaceuticals, Inc.*	491,175
46,200	Vanda Pharmaceuticals, Inc.*(a)	1,111,572

		4,563,399

Electrical Equipment – 1.5%
49,700	Dresser-Rand Group, Inc.*	1,290,709

Financials – 5.8%
35,800	Cowen Group, Inc.*	710,272
20,800	Eaton Vance Corp.	721,552
20,520	Federated Investors, Inc. Class B	734,000
12,500	HFF, Inc.*	233,750
20,120	Nuveen Investments, Inc.	979,643
34,755	Raymond James Financial, Inc.	1,046,126
14,400	Stifel Financial Corp.*(a)	686,160

		5,111,503

Health Care Services – 1.3%
19,150	Covance, Inc.*	1,180,789

Hospitals & Related – 1.8%
39,780	Psychiatric Solutions, Inc.*	1,589,609

Household/Personal Care – 2.1%
49,200	Central Garden & Pet Co.*	689,784
22,810	Chattem, Inc.*	1,217,370

		1,907,154

Internet & Online – 1.4%
6,700	Baidu.com, Inc. ADR*	714,890
56,940	CNET Networks, Inc.*	499,933

		1,214,823

Leisure – 0.6%
11,240	Life Time Fitness, Inc.*	537,272

Manufacturing – 3.7%
9,000	IDEX Corp.	468,090
14,600	Kennametal, Inc.	893,520
22,870	Roper Industries, Inc.	1,214,854
18,380	Watts Water Technologies, Inc.	692,191

		3,268,655

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Medical Products – 4.5%
17,600	ArthroCare Corp.*	$639,760
44,340	Cytyc Corp.*	1,343,502
12,200	Gen-Probe, Inc.*	585,844
56,254	Natus Medical, Inc.*	906,252
41,000	Northstar Neuroscience, Inc.*(a)	493,640

		3,968,998

Medical Supplies – 1.0%
19,060	Charles River Laboratories International, Inc.*	873,901

Movies & Entertainment – 0.4%
14,000	LodgeNet Entertainment Corp.*	357,840

Networking/Telecommunications Equipment – 1.8%
25,410	FLIR Systems, Inc.*(a)	883,252
7,700	Leap Wireless International, Inc.*	520,289
8,600	Optium Corp.*	197,886

		1,601,427

Oil & Gas – 3.4%
31,400	Delta Petroleum Corp.*(a)	628,000
72,140	OPTI Canada, Inc.*	1,211,380
29,700	Quicksilver Resources, Inc.*(a)	1,145,529

		2,984,909

Oil Well Services & Equipment – 4.7%
26,080	Cameron International Corp.*	1,478,475
30,340	Grant Prideco, Inc.*	1,317,060
276,000	UTS Energy Corp.*	936,833
9,990	W-H Energy Services, Inc.*	419,580

		4,151,948

Other Energy – 0.5%
8,388	Atlas America, Inc.*	448,003

Other Health Care – 1.6%
25,900	eHealth, Inc.*	648,018
36,000	Physicians Formula Holdings, Inc.*	728,280

		1,376,298

Other Producer Goods & Services – 1.0%
58,910	TurboChef Technologies, Inc.*(a)	884,239

Other Technology – 1.9%
19,550	Amphenol Corp.	1,261,757
38,460	Cogent, Inc.*	434,213

		1,695,970

Producer Goods – 1.6%
18,770	W.W. Grainger, Inc.	1,448,105

Publishing – 2.8%
6,400	Focus Media Holding Ltd. ADR*	512,640
11,700	Getty Images, Inc.*	613,665
9,300	Lamar Advertising Co.*	595,665
27,800	National CineMedia, Inc.*	728,916

		2,450,886

Restaurants – 2.7%
19,980	P.F. Chang’s China Bistro, Inc.*(a)	872,926
12,390	Panera Bread Co.*(a)	758,640
52,742	Texas Roadhouse, Inc.*	772,670

		2,404,236

Retailing – 5.6%
25,000	Advance Auto Parts, Inc.	941,250
10,980	Blue Nile, Inc.*(a)	428,220
20,300	GameStop Corp.*	1,064,126
21,790	Tractor Supply Co.*	1,114,994
42,110	Williams-Sonoma, Inc.	1,421,634

		4,970,224

Semi Capital – 5.8%
64,010	Eagle Test Systems, Inc.*	1,131,057
38,250	FormFactor, Inc.*	1,635,187
58,990	Tessera Technologies, Inc.*	2,384,376

		5,150,620

Semiconductors – 0.3%
40,950	PMC-Sierra, Inc.*	276,412

Specialty Finance – 1.1%
15,171	Advanta Corp. Class B	633,693
11,700	Evercore Partners, Inc.*	375,453

		1,009,146

Technology Services – 0.5%
3,020	Switch & Data Facilities Co.*	58,830
35,600	TradeStation Group, Inc.*	420,792

		479,622

Telecommunications – 4.2%
30,940	Crown Castle International Corp.*	1,013,594
29,700	Heartland Payment Systems, Inc.(a)	740,124
32,470	NeuStar, Inc.*	1,039,040
34,650	SBA Communications Corp.*	934,511

		3,727,269

TOTAL COMMON STOCKS
(Cost $82,416,818)		$88,206,821

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 4.0%

Joint Repurchase Agreement Account II
$3,600,000	5.335%	03/01/07	$3,600,000
Maturity Value: $3,600,534
(Cost $3,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $86,016,818)			$91,806,821

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Shares	Description	Value
Securities Lending Collateral – 10.4%

9,226,475	Boston Global Investment Trust – Enhanced Portfolio	$9,226,475
(Cost $9,226,475)

TOTAL INVESTMENTS – 113.6%
(Cost $95,243,293)		$101,033,296

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.6)%		(12,090,810)

NET ASSETS – 100.0%		$88,942,486

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2007. Additional information appears on page 37.

Investment Abbreviation:
ADR	—	American Depositary Receipt

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2007, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Capital Growth	$18,100,000

Concentrated Growth	7,500,000

Small/Mid Cap Growth	3,600,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$1,000,000,000	5.33%	03/01/07	$1,000,148,056

Banc of America Securities LLC	900,000,000	5.33	03/01/07	900,133,250

Barclays Capital PLC	750,000,000	5.34	03/01/07	750,111,250

Citigroup Global Markets, Inc.	1,000,000,000	5.34	03/01/07	1,000,148,333

Credit Suisse Securities (USA) LLC	1,000,000,000	5.33	03/01/07	1,000,148,056

Deutsche Bank Securities, Inc.	3,750,000,000	5.34	03/01/07	3,750,556,250

Greenwich Capital Markets	300,000,000	5.34	03/01/07	300,044,500

Merrill Lynch	1,000,000,000	5.33	03/01/07	1,000,148,056

Morgan Stanley & Co.	800,000,000	5.33	03/01/07	800,118,444

UBS Securities LLC	507,500,000	5.33	03/01/07	507,575,138

Wachovia Capital Markets	250,000,000	5.33	03/01/07	250,037,014

TOTAL	$11,257,500,000			$11,259,168,347

At February 28, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 7.23%, due 03/07/07 to 11/15/17; Federal Home Loan Mortgage Association, 0.00% to 11.00%, due 09/01/07 to 03/01/37; Federal National Mortgage Association, 3.50% to 10.50%, due 11/01/07 to 10/01/46 and Government National Mortgage Association, 4.50% to 7.50%, due 08/15/18 to 02/15/37. The aggregate market value of the collateral, including accrued interest, was $11,517,202,142.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statements of Assets and Liabilities
February 28, 2007 (Unaudited)

Capital Growth
Fund

Assets:

Investments in securities, at value (identified cost $1,380,946,128, $251,165,790, $197,302,366, $1,610,847,328 and $86,016,818, respectively) (a)	$1,766,511,650
Investment in securities of affiliated issuers, at value (identified cost $30,991,594)	—
Securities lending collateral, at value which equals cost	111,335,150
Cash	74,328
Receivables:
Investment securities sold	9,176,223
Dividends and interest	1,655,774
Fund shares sold	1,778,541
Securities lending income	5,582
Other assets	20,648

Total assets	1,890,557,896

Liabilities:

Due to Custodian	—
Payables:
Payable upon return of securities loaned	111,335,150
Investment securities purchased	8,218,115
Fund shares repurchased	4,338,304
Amounts owed to affiliates	1,985,498
Accrued expenses	354,834

Total liabilities	126,231,901

Net Assets:

Paid-in capital	1,542,077,489
Accumulated net investment loss	(2,793,802)
Accumulated net realized gain (loss) on investment transactions	(160,523,214)
Net unrealized gain on investments	385,565,522

NET ASSETS	$1,764,325,995

Net Assets:
Class A	$1,318,700,104
Class B	78,736,104
Class C	64,334,271
Institutional	292,743,538
Service	9,811,978

Shares Outstanding:
Class A	59,301,895
Class B	3,853,051
Class C	3,153,163
Institutional	12,757,959
Service	446,716

Total shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	79,512,784

Net asset value, offering and redemption price per share:(b)
Class A	$22.24
Class B	20.43
Class C	20.40
Institutional	22.95
Service	21.96

(a)	Includes loaned securities having a market value of $108,686,818, $2,202,424, $2,346,670, $295,840,489, and $9,013,329 for the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities, and Small/Mid Cap Growth Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/Mid Cap Growth Funds is $23.53, $10.24, $14.39, $23.96 and $12.83, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic	Concentrated	Growth	Small/Mid Cap
Growth Fund	Growth Fund	Opportunities Fund	Growth Fund

$302,098,395	$224,271,508	$1,861,207,011	$91,806,821
—	—	33,511,052	—
2,225,900	2,411,500	304,372,025	9,226,475
3,305,020	90,167	—	—
—	—	13,634,448	597,180
244,241	132,991	853,508	27,203
335,994	277,646	3,940,572	287,791
140	177	92,234	14,885
3,904	2,713	21,195	1,346

308,213,594	227,186,702	2,217,632,045	101,961,701

—	—	2,727,704	237,203

2,225,900	2,411,500	304,372,025	9,226,475
—	5,471,315	10,591,756	2,470,806
688,486	266,999	7,301,491	768,549
385,333	243,691	1,991,919	168,440
237,264	300,338	412,646	147,742

3,536,983	8,693,843	327,397,541	13,019,215

315,067,238	188,769,479	1,594,283,105	83,121,032
(386,720)	(351,130)	(1,310,613)	(256,955)
(60,936,512)	3,105,368	44,382,871	288,406
50,932,605	26,969,142	252,879,141	5,790,003

$304,676,611	$218,492,859	$1,890,234,504	$88,942,486

$132,469,432	$76,890,845	$908,298,757	$79,999,308
6,840,416	571,732	64,635,389	1,917,583
10,123,420	724,400	113,918,173	5,183,585
155,240,461	140,303,684	792,382,823	1,644,708
2,882	2,198	10,999,362	197,302

13,680,155	5,654,187	40,116,852	6,598,002
748,401	43,553	3,021,118	160,621
1,105,921	55,287	5,364,134	434,225
15,614,709	10,157,927	33,841,615	135,159
297	162	490,554	16,351

31,149,483	15,911,116	82,834,273	7,344,358

$9.68	$13.60	$22.64	$12.12
9.14	13.13	21.39	11.94
9.15	13.10	21.24	11.94
9.94	13.81	23.41	12.17
9.71	13.58	22.42	12.07

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statements of Operations
For the Six Months Ended February 28, 2007 (Unaudited)

Capital
Growth Fund

Investment income:

Dividends(a)	$7,472,607
Interest (including securities lending income of $70,871, $1,411, $520, $270,842 and $98,107, respectively)	551,784

Total income	8,024,391

Expenses:

Management fees	8,527,429
Distribution and service fees(b)	2,441,440
Transfer agent fees(b)	1,472,395
Custody and accounting fees	58,582
Registration fees	40,965
Professional fees	37,004
Service share fees	23,821
Trustee fees	8,119
Other	100,078

Total expenses	12,709,833

Less — expense reductions	(254,059)

Net expenses	12,455,774

NET INVESTMENT LOSS	(4,431,383)

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions — unaffiliated issuers (including commissions recaptured of $66,709, $18,459, $0, $82,994, and $0, respectively)	79,722,728
Net realized loss from investment transactions — affiliated issuers	—
Net change in unrealized gain on investments	59,463,122

Net realized and unrealized gain on investment transactions	139,185,850

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$134,754,467

(a)	Foreign taxes withheld on dividends were $20,653, $1,687, $994, $0 and $1,487, for Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/Mid Cap Growth Funds, respectively.
(b)	Class specific distribution, service and transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Capital Growth	$1,664,936	$435,876	$340,628	$1,265,352	$82,816	$64,719	$57,602	$1,906
Strategic Growth	164,177	36,426	51,348	124,774	6,921	9,756	35,079	1
Concentrated Growth	90,798	2,362	3,158	69,006	449	600	26,434	—
Growth Opportunities	1,137,124	337,741	572,756	864,214	64,171	108,824	158,144	2,114
Small/ Mid Cap Growth	95,085	8,835	30,505	72,264	1,679	5,796	297	35
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic	Concentrated	Growth	Small/Mid Cap
Growth Fund	Growth Fund	Opportunities Fund	Growth Fund

$1,309,297	$796,523	$4,508,169	$119,087
47,745	111,244	356,816	124,195

1,357,042	907,767	4,864,985	243,282

1,621,499	1,029,566	9,465,440	427,974
251,951	96,318	2,047,621	134,425
176,531	96,489	1,197,467	80,071
25,589	24,183	73,993	22,870
21,182	58,832	53,717	3,280
21,063	23,208	37,539	14,025
19	5	26,418	437
8,119	8,119	8,119	8,119
15,865	10,528	112,719	2,587

2,141,818	1,347,248	13,023,033	693,788

(90,167)	(83,245)	(39,738)	(27,755)

2,051,651	1,264,003	12,983,295	666,033

(694,609)	(356,236)	(8,118,310)	(422,751)

15,747,609	5,450,471	88,293,265	2,599,022
—	—	(186,092)	—
8,837,873	11,177,637	178,440,482	10,612,391

24,585,482	16,628,108	266,547,655	13,211,413

$23,890,873	$16,271,872	$258,429,345	$12,788,662

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statements of Changes in Net Assets

	Capital Growth Fund		Strategic Growth Fund

	For the		For the
	Six Months Ended	For the	Six Months Ended	For the
	February 28, 2007	Year Ended	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006	(Unaudited)	August 31, 2006

From operations:

Net investment loss	$(4,431,383)	$(8,053,405)	$(694,609)	$(1,182,045)
Net realized gain (loss) from investment transactions	79,722,728	120,202,002	15,747,609	11,514,871
Net change in unrealized gain (loss) on investments	59,463,122	(58,053,651)	8,837,873	(389,495)

Net increase (decrease) in net assets from operations	134,754,467	54,094,946	23,890,873	9,943,331

Distributions to shareholders:

From net investment income
Class A Shares	—	(887,551)	—	—
Institutional Shares	—	(1,237,696)	—	(157,294)
Service Shares	—	(14,681)	—	—
From net realized gains
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Institutional Shares	—	—	—	—
Service Shares	—	—	—	—

Total distributions to shareholders	—	(2,139,928)	—	(157,294)

From share transactions:

Proceeds from sales of shares	115,701,642	260,223,152	29,727,038	130,416,971
Reinvestment of dividends and distributions	—	1,710,342	—	124,896
Cost of shares repurchased	(223,230,645)	(476,035,070)	(77,931,991)	(153,061,379)

Net increase (decrease) in net assets resulting from share transactions	(107,529,003)	(214,101,576)	(48,204,953)	(22,519,512)

TOTAL INCREASE (DECREASE)	27,225,464	(162,146,558)	(24,314,080)	(12,733,475)

Net assets:

Beginning of period	1,737,100,531	1,899,247,089	328,990,691	341,724,166

End of period	$1,764,325,995	$1,737,100,531	$304,676,611	$328,990,691

Accumulated net investment income (loss)	$(2,793,802)	$1,637,581	$(386,720)	$307,889

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Concentrated Growth Fund		Growth Opportunities Fund		Small/Mid Cap Growth Fund

For the		For the		For the
Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the
February 28, 2007	Year Ended	February 28, 2007	Year Ended	February 28, 2007	Year Ended
(Unaudited)	August 31, 2006	(Unaudited)	August 31, 2006	(Unaudited)	August 31, 2006

$(356,236)	$(429,262)	$(8,118,310)	$(16,868,962)	$(422,751)	$(398,344)
5,450,471	6,875,210	88,107,173	138,401,431	2,599,022	(2,208,449)
11,177,637	61,305	178,440,482	(166,709,431)	10,612,391	(5,026,019)

16,271,872	6,507,253	258,429,345	(45,176,962)	12,788,662	(7,632,812)

—	—	—	—	—	(268)
—	(287,210)	—	—	—	(658)
—	—	—	—	—	—
(2,448,956)	(1,497,742)	(47,042,599)	(49,275,016)	—	(26,512)
(17,173)	(3,717)	(3,676,650)	(4,687,606)	—	(1,714)
(23,504)	(10,126)	(6,253,316)	(6,284,766)	—	(1,179)
(4,595,818)	(2,216,330)	(39,775,669)	(43,875,973)	—	(59,790)
(75)	(48)	(549,610)	(472,600)	—	(109)

(7,085,526)	(4,015,173)	(97,297,844)	(104,595,961)	—	(90,230)

33,964,077	77,832,567	223,178,785	914,376,026	16,159,075	112,002,093
6,761,049	3,733,414	84,975,070	91,602,839	—	87,553
(20,426,369)	(43,505,163)	(451,935,158)	(871,320,874)	(21,142,019)	(29,311,570)

20,298,757	38,060,818	(143,781,303)	134,657,991	(4,982,944)	82,778,076

29,485,103	40,552,898	17,350,198	(15,114,932)	7,805,718	75,055,034

189,007,756	148,454,858	1,872,884,306	1,887,999,238	81,136,768	6,081,734

$218,492,859	$189,007,756	$1,890,234,504	$1,872,884,306	$88,942,486	$81,136,768

$(351,130)	$5,106	$(1,310,613)	$6,807,697	$(256,955)	$165,796

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements
February 28, 2007 (Unaudited)
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Growth Opportunities Fund, and Goldman Sachs Small/Mid Cap Growth Fund collectively, the “Funds” or individually a “Fund”. Each Fund (except the Concentrated Growth Fund) is a diversified portfolio. Concentrated Growth is a non-diversified portfolio. Each Fund offers five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales loads of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.

GOLDMAN SACHS GROWTH EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer agency fees.
E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
G. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     GSAM currently receives a Management fee on a contractual basis at the following rates:

	Management fee	Average Daily
Fund	Annual Rate	Net Assets

Capital Growth	1.00%	First $1 Billion
	0.90	Next $1 Billion
	0.80	Over $2 Billion

Strategic Growth and Concentrated Growth	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Growth Opportunities and Small/Mid Cap Growth	1.00	First $2 Billion
	0.90	Over $2 Billion

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     The Other Expense limitations of the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/Mid Cap Growth Funds as an annual percentage rate of average daily net assets are 0.004%, 0.004%, 0.044%, 0.114% and 0.064%, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares.

GOLDMAN SACHS GROWTH EQUITY FUNDS

3. AGREEMENTS (continued)
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Capital Growth	$78,300	$800	$100

Strategic Growth	7,000	—	—

Concentrated Growth	1,300	—	—

Growth Opportunities	52,600	100	—

Small/Mid Cap Growth	8,500	—	—

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provides for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     For the six months ended February 28, 2007, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

		Expense Credits

	Other Expense	Custody	Transfer	Total Expense
Fund	Reimbursement	Fee	agent Fee	Reductions

Capital Growth	$209	$4	$41	$254

Strategic Growth	85	1	4	90

Concentrated Growth	79	2	2	83

Growth Opportunities	—	7	33	40

Small/Mid Cap Growth	24	2	2	28

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
3. AGREEMENTS (continued)
     As of February 28, 2007, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Capital Growth	$1,330	$374	$229	$52	$1,985

Strategic Growth	240	39	27	79	385

Concentrated Growth	169	16	16	43	244

Growth Opportunities	1,486	319	187	—	1,992

Small/Mid Cap Growth	70	22	7	69	168

GOLDMAN SACHS GROWTH EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2007, were as follows:

Fund	Purchases	Sales and Maturities

Capital Growth	$262,904,488	$390,721,577

Strategic Growth	65,447,782	113,780,933

Concentrated Growth	64,491,504	49,483,814

Growth Opportunities	501,917,536	726,262,351

Small/Mid Cap Growth	25,588,083	31,625,471

     For the six months ended February 28, 2007, Goldman Sachs earned approximately $14,900, $5,300, $7,800, $29,700 and $540 of brokerage commissions from portfolio transactions, executed on behalf of the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/Mid Cap Growth Funds, respectively.
     An investment by the Fund of at least 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the Act) of the Trust and an affiliate (as defined in Rule 6-02(a) of Regulation S-X) of the Trust. The following table provides information about the investments by the Growth Opportunities Fund in shares of an issuer of which the Trust is an affiliate for the six months ended February 28, 2007.

	Number of			Number of
	Shares Held	Shares	Shares	Shares Held
	Beginning of	Bought	Sold	End of	Value at End
Name of Affiliated Issuer	Period (in 000’s)	(in 000’s)	(in 000’s)	Period (in 000’s)	of Period	Income

Entravision Communications Corp.	3,744	—	33	3,711	$33,511,052	$—

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 28, 2007, are reported parenthetically under Investment Income on the Statements of Operations.
     The table below details securities lending activity as of, and for the six months ended February 28, 2007:

		Earnings Received
	Earnings of BGA	by the Funds	Amount Payable to
	Relating to Securities	From Lending to	Goldman Sachs
	Loaned for the	Goldman Sachs for the	Upon Return of
	six months ended	six months ended	Securities Loaned as of
Fund	February 28, 2007	February 28, 2007	February 28, 2007

Capital Growth	$8,627	$377	$21,411,250

Strategic Growth	172	—	—

Concentrated Growth	73	—	—

Growth Opportunities	38,590	13,373	71,867,750

Small/Mid Cap Growth	13,031	7,473	804,300

6. LINE OF CREDIT FACILITY
The Funds participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2007, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS GROWTH EQUITY FUNDS

7. TAX INFORMATION
As of the Funds’ most recent fiscal year end, August 31, 2006, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Capital	Strategic	Concentrated	Growth	Small/Mid Cap
	Growth	Growth	Growth	Opportunities	Growth

Capital loss carryforward:*
Expiring 2010	$—	$(23,295,339)	$—	$—	$—
Expiring 2011	(222,589,151)	(32,615,744)	—	—	—
Expiring 2012	—	(13,060,848)	—	—	—
Expiring 2013	—	(2,826,194)	—	—	—

Total capital loss carryforward	(222,589,151)	(71,798,125)	—	—	—
Timing differences (post October losses)	(11,326)	(385)	(133)	—	(2,234,336)

*	Expiration occurs on August 31 of the year indicated. Due to Fund mergers, utilization of these losses may be limited under the Internal Revenue Code.
     At February 28, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

					Small/ Mid
	Capital	Strategic	Concentrated	Growth	Cap
	Growth	Growth	Growth	Opportunities	Growth

Tax Cost	$1,398,500,364	$256,015,895	$197,879,588	$1,654,299,767	$86,093,098

Gross unrealized gain	505,174,355	56,840,378	32,969,909	602,710,640	18,569,646
Gross unrealized loss	(25,827,919)	(8,531,978)	(4,166,489)	(57,920,319)	(3,629,448)

Net unrealized security gain	$479,346,436	$48,308,400	$28,803,420	$544,790,321	$14,940,198

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnerships investments and return of capital distributions from underlying fund investments.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
8. OTHER MATTERS
Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including these Funds, and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Funds along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breaches of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation. Plaintiffs did not reactivate their appeal by the deadline.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

GOLDMAN SACHS GROWTH EQUITY FUNDS

8. OTHER MATTERS (continued)
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than February 29, 2008. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Capital Growth Fund

	For the Six Months Ended
	February 28, 2007		For the Year Ended
	(Unaudited)		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,672,902	$80,485,093	8,782,498	$181,312,854
Shares converted from Class B(a)	275,205	5,869,611	768,782	15,761,462
Reinvestment of dividends and distributions	—	—	40,543	842,078
Shares repurchased	(7,189,663)	(158,155,017)	(15,561,726)	(320,944,763)

	(3,241,556)	(71,800,313)	(5,969,903)	(123,028,369)

Class B Shares
Shares sold	50,045	1,010,821	167,851	3,214,704
Shares converted to Class A(a)	(298,721)	(5,869,611)	(830,768)	(15,761,462)
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(949,718)	(19,001,788)	(2,906,385)	(55,453,870)

	(1,198,394)	(23,860,578)	(3,569,302)	(68,000,628)

Class C Shares
Shares sold	245,769	4,971,859	629,512	12,046,930
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(700,736)	(14,173,052)	(1,383,934)	(26,407,224)

	(454,967)	(9,201,193)	(754,422)	(14,360,294)

Institutional Shares
Shares sold	1,247,732	28,316,486	2,854,549	60,699,399
Reinvestment of dividends and distributions	—	—	40,111	855,575
Shares repurchased	(1,310,608)	(29,766,942)	(3,313,270)	(70,473,332)

	(62,876)	(1,450,456)	(418,610)	(8,918,358)

Service Shares
Shares sold	41,876	917,383	144,552	2,949,265
Reinvestment of dividends and distributions	—	—	618	12,689
Shares repurchased	(101,984)	(2,133,846)	(134,768)	(2,755,881)

	(60,108)	(1,216,463)	10,402	206,073

NET INCREASE (DECREASE)	(5,017,901)	$(107,529,003)	(10,701,835)	$(214,101,576)

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic Growth Fund				Concentrated Growth Fund

For the Six Months Ended				For the Six Months Ended
February 28, 2007		For the Year Ended		February 28, 2007		For the Year Ended
(Unaudited)		August 31, 2006		(Unaudited)		August 31, 2006

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,261,192	$12,040,946	4,573,721	$41,414,126	874,246	$11,943,205	1,886,676	$24,787,642
11,665	106,217	18,306	161,150	—	—	1,459	19,681
—	—	—	—	162,191	2,222,019	106,245	1,389,688
(1,694,211)	(16,127,484)	(9,275,092)	(82,162,940)	(801,705)	(10,931,545)	(1,471,765)	(19,095,869)

(421,354)	(3,980,321)	(4,683,065)	(40,587,664)	234,732	3,233,679	522,615	7,101,142

21,408	196,614	68,096	587,014	13,188	174,902	28,861	372,198
(12,330)	(106,217)	(19,230)	(161,150)	—	—	(1,499)	(19,681)
—	—	—	—	317	4,203	204	2,603
(151,329)	(1,369,541)	(379,085)	(3,253,514)	(94)	(1,264)	(6,610)	(81,402)

(142,251)	(1,279,144)	(330,219)	(2,827,650)	13,411	177,841	20,956	273,718

93,564	858,656	323,341	2,774,266	17,148	226,573	10,502	135,586
—	—	—	—	1,455	19,236	731	9,301
(195,155)	(1,768,378)	(478,077)	(4,102,886)	(3,659)	(48,391)	(3,151)	(39,875)

(101,591)	(909,722)	(154,736)	(1,328,620)	14,944	197,418	8,082	105,012

1,702,527	16,630,310	9,263,230	85,639,740	1,549,944	21,619,397	3,978,895	52,537,066
—	—	13,430	124,896	324,857	4,515,517	176,516	2,331,774
(5,944,343)	(58,655,748)	(6,826,767)	(63,290,522)	(670,863)	(9,445,169)	(1,840,865)	(24,287,940)

(4,241,816)	(42,025,438)	2,449,893	22,474,114	1,203,938	16,689,745	2,314,546	30,580,900

55	512	203	1,825	—	—	6	75
—	—	—	—	6	74	3	48
(1,109)	(10,840)	(28,604)	(251,517)	—	—	(6)	(77)

(1,054)	(10,328)	(28,401)	(249,692)	6	74	3	46

(4,908,066)	$(48,204,953)	(2,746,528)	$(22,519,512)	1,467,031	$20,298,757	2,866,202	$38,060,818

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	Growth Opportunities Fund

	For the Six Months Ended
	February 28, 2007		For the Year Ended
	(Unaudited)		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,527,866	$99,957,373	15,125,829	$333,944,344
Shares converted from Class B(a)	26,049	557,925	93,592	2,053,034
Reinvestment of dividends and distributions	1,972,117	43,919,037	2,114,582	45,971,012
Shares repurchased	(10,039,341)	(220,852,352)	(15,859,486)	(343,809,620)

	(3,513,309)	(76,418,017)	1,474,517	38,158,770

Class B Shares
Shares sold	48,591	1,017,521	279,880	5,900,487
Shares converted to Class A(a)	(27,461)	(557,925)	(98,022)	(2,053,034)
Reinvestment of dividends and distributions	149,398	3,149,317	191,739	3,986,244
Shares repurchased	(646,857)	(13,557,810)	(1,155,490)	(23,996,933)

	(476,329)	(9,948,897)	(781,893)	(16,163,236)

Class C Shares
Shares sold	585,692	12,192,793	1,709,260	35,722,641
Reinvestment of dividends and distributions	204,661	4,281,505	215,290	4,443,583
Shares repurchased	(1,193,730)	(24,908,338)	(1,462,288)	(30,191,538)

	(403,377)	(8,434,040)	462,262	9,974,686

Institutional Shares
Shares sold	4,654,182	106,857,030	23,416,761	532,255,006
Reinvestment of dividends and distributions	1,456,560	33,515,434	1,658,823	37,041,517
Shares repurchased	(8,223,648)	(188,510,358)	(21,613,257)	(470,082,417)

	(2,112,906)	(48,137,894)	3,462,327	99,214,106

Service Shares
Shares sold	143,134	3,154,068	299,768	6,553,548
Reinvestment of dividends and distributions	4,976	109,777	7,443	160,483
Shares repurchased	(188,770)	(4,106,300)	(149,797)	(3,240,366)

	(40,660)	(842,455)	157,414	3,473,665

NET INCREASE (DECREASE)	(6,546,581)	$(143,781,303)	4,774,627	$134,657,991

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Small/Mid Cap Growth Fund

For the Six Months Ended
February 28, 2007		For the Year Ended
(Unaudited)		August 31, 2006

Shares	Dollars	Shares	Dollars

1,304,339	$15,007,598	8,960,740	$101,662,661
1,749	20,564	271	3,142
—	—	2,338	24,693
(1,630,630)	(18,531,715)	(2,095,481)	(22,619,283)

(324,542)	(3,503,553)	6,867,868	79,071,213

20,469	232,852	169,026	1,885,817
(1,774)	(20,564)	(273)	(3,142)
—	—	163	1,714
(9,884)	(112,989)	(23,730)	(245,115)

8,811	99,299	145,186	1,639,274

47,879	559,523	615,616	6,901,956
—	—	56	588
(190,280)	(2,219,727)	(40,894)	(422,027)

(142,401)	(1,660,204)	574,778	6,480,517

26,212	301,561	127,066	1,392,282
—	—	5,730	60,449
(21,319)	(238,331)	(524,246)	(6,018,290)

4,893	63,230	(391,450)	(4,565,559)

4,929	57,541	14,426	159,377
—	—	10	109
(3,350)	(39,257)	(664)	(6,855)

1,579	18,284	13,772	152,631

(451,660)	$(4,982,944)	7,210,154	$82,778,076

GOLDMAN SACHS CAPITAL GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from					Distributions
		investment operations					to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net	From net
	beginning	investment		and unrealized		investment	investment	realized
Year - Share Class	of period	income (loss)(a)		gain (loss)		operations	income	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$20.62	$(0.05)		$1.67		$1.62	$—	$—
2007 - B	19.03	(0.13)		1.53		1.40	—	—
2007 - C	18.99	(0.12)		1.53		1.41	—	—
2007 - Institutional	21.24	(0.01)		1.72		1.71	—	—
2007 - Service	20.38	(0.06)		1.64		1.58	—	—
FOR THE YEARS ENDED AUGUST 31,

2006 - A	20.06	(0.08)		0.65		0.57	(0.01)	—
2006 - B	18.63	(0.22)		0.62		0.40	—	—
2006 - C	18.60	(0.22)		0.61		0.39	—	—
2006 - Institutional	20.65	—		0.68		0.68	(0.09)	—
2006 - Service	19.86	(0.10)		0.65		0.55	(0.03)	—

2005 - A	18.31	0.05	(d)	1.70	(e)	1.75	—	—
2005 - B	17.13	(0.09	)(d)	1.59	(e)	1.50	—	—
2005 - C	17.10	(0.09	)(d)	1.59	(e)	1.50	—	—
2005 - Institutional	18.77	0.13	(d)	1.75	(e)	1.88	—	—
2005 - Service	18.14	0.01	(d)	1.71	(e)	1.72	—	—

2004 - A	17.07	(0.05)		1.29		1.24	—	—
2004 - B	16.09	(0.17)		1.21		1.04	—	—
2004 - C	16.07	(0.17)		1.20		1.03	—	—
2004 - Institutional	17.44	0.03		1.30		1.33	—	—
2004 - Service	16.94	(0.07)		1.27		1.20	—	—

2003 - A	15.44	—	(c)	1.63		1.63	—	—
2003 - B	14.66	(0.11)		1.54		1.43	—	—
2003 - C	14.64	(0.11)		1.54		1.43	—	—
2003 - Institutional	15.71	0.06		1.67		1.73	—	—
2003 - Service	15.33	(0.01)		1.62		1.61	—	—

2002 - A	19.76	(0.05)		(4.24)		(4.29)	—	(0.03)
2002 - B	18.90	(0.18)		(4.03)		(4.21)	—	(0.03)
2002 - C	18.88	(0.18)		(4.03)		(4.21)	—	(0.03)
2002 - Institutional	20.02	0.02		(4.30)		(4.28)	—	(0.03)
2002 - Service	19.63	(0.07)		(4.20)		(4.27)	—	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.56% of average net assets.
(e)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
(f)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$22.24	7.86%	$1,318,700	1.39	%(f)	(0.50	)%(f)	1.42	%(f)	(0.53	)%(f)	15%
20.43	7.36	78,736	2.14	(f)	(1.25	)(f)	2.17	(f)	(1.28	)(f)	15
20.40	7.42	64,334	2.14	(f)	(1.25	)(f)	2.17	(f)	(1.28	)(f)	15
22.95	8.05	292,744	0.99	(f)	(0.09	)(f)	1.02	(f)	(0.12	)(f)	15
21.96	7.75	9,812	1.49	(f)	(0.59	)(f)	1.52	(f)	(0.62	)(f)	15

20.62	2.86	1,289,843	1.39		(0.41)		1.44		(0.45)		51
19.03	2.15	96,106	2.14		(1.16)		2.19		(1.21)		51
18.99	2.10	68,528	2.14		(1.16)		2.19		(1.21)		51
21.24	3.31	272,295	0.99		(0.01)		1.04		(0.05)		51
20.38	2.76	10,330	1.49		(0.51)		1.54		(0.55)		51

20.06	9.56	1,374,264	1.39		0.24	(d)	1.45		0.18	(d)	34
18.63	8.76	160,575	2.14		(0.48	)(d)	2.20		(0.54	)(d)	34
18.60	8.77	81,132	2.14		(0.49	)(d)	2.20		(0.55	)(d)	34
20.65	10.02	273,418	0.99		0.68	(d)	1.05		0.62	(d)	34
19.86	9.48	9,858	1.49		0.04	(d)	1.55		(0.02	)(d)	34

18.31	7.26	1,343,848	1.39		(0.26)		1.47		(0.34)		43
17.13	6.46	196,910	2.14		(1.01)		2.22		(1.09)		43
17.10	6.41	89,086	2.14		(1.01)		2.22		(1.09)		43
18.77	7.63	289,239	0.99		0.14		1.07		0.06		43
18.14	7.08	5,592	1.49		(0.36)		1.57		(0.44)		43

17.07	10.56	1,483,768	1.40		0.00		1.48		(0.08)		17
16.09	9.75	226,663	2.15		(0.74)		2.23		(0.82)		17
16.07	9.77	100,027	2.15		(0.74)		2.23		(0.82)		17
17.44	11.01	303,840	1.00		0.41		1.08		0.33		17
16.94	10.50	5,985	1.50		(0.10)		1.58		(0.18)		17

15.44	(21.74)	1,388,868	1.43		(0.29)		1.47		(0.33)		11
14.66	(22.31)	238,335	2.18		(1.04)		2.22		(1.08)		11
14.64	(22.33)	101,783	2.18		(1.04)		2.22		(1.08)		11
15.71	(21.41)	316,020	1.03		0.11		1.07		0.07		11
15.33	(21.78)	5,976	1.53		(0.39)		1.57		(0.43)		11

GOLDMAN SACHS STRATEGIC GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$9.03	$(0.03)		$0.68	$0.65	$—	$—
2007 - B	8.55	(0.06)		0.65	0.59	—	—
2007 - C	8.57	(0.06)		0.64	0.58	—	—
2007 - Institutional	9.25	(0.01)		0.70	0.69	—	—
2007 - Service	9.06	(0.03)		0.68	0.65	—	—
FOR THE YEARS ENDED AUGUST 31,

2006 - A	8.75	(0.05)		0.33	0.28	—	—
2006 - B	8.35	(0.11)		0.31	0.20	—	—
2006 - C	8.36	(0.11)		0.32	0.21	—	—
2006 - Institutional	8.94	(0.01)		0.33	0.32	(0.01)	—
2006 - Service	8.77	(0.05)		0.34	0.29	—	—

2005 - A	8.07	0.01	(d)	0.67	0.68	— (c)	—
2005 - B	7.76	(0.05	)(d)	0.64	0.59	—	—
2005 - C	7.78	(0.05	)(d)	0.63	0.58	—	—
2005 - Institutional	8.25	0.05	(d)	0.68	0.73	(0.04)	—
2005 - Service	8.10	—	(c)(d)	0.67	0.67	— (c)	—

2004 - A	7.79	(0.04)		0.32	0.28	—	—
2004 - B	7.55	(0.10)		0.31	0.21	—	—
2004 - C	7.56	(0.10)		0.32	0.22	—	—
2004 - Institutional	7.93	(0.01)		0.33	0.32	—	—
2004 - Service	7.82	(0.05)		0.33	0.28	—	—

2003 - A	6.95	(0.03)		0.87	0.84	—	—
2003 - B	6.79	(0.08)		0.84	0.76	—	—
2003 - C	6.80	(0.09)		0.85	0.76	—	—
2003 - Institutional	7.05	(0.01)		0.89	0.88	—	—
2003 - Service	6.97	(0.03)		0.88	0.85	—	—

2002 - A	9.22	(0.06)		(2.21)	(2.27)	—	—	(c)
2002 - B	9.07	(0.12)		(2.16)	(2.28)	—	—	(c)
2002 - C	9.08	(0.12)		(2.16)	(2.28)	—	—	(c)
2002 - Institutional	9.30	(0.02)		(2.23)	(2.25)	—	—	(c)
2002 - Service	9.23	(0.05)		(2.21)	(2.26)	—	—	(c)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.57% of average net assets.
(e)	Amount is less than 0.005% per share.
(f)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.68	7.20%	$132,469	1.44	%(f)	(0.60	)%(f)	1.50	%(f)	(0.66	)%(f)	20%
9.14	6.90	6,840	2.19	(f)	(1.36	)(f)	2.25	(f)	(1.42	)(f)	20
9.15	6.77	10,123	2.19	(f)	(1.36	)(f)	2.25	(f)	(1.42	)(f)	20
9.94	7.46	155,240	1.04	(f)	(0.20	)(f)	1.10	(f)	(0.26	)(f)	20
9.71	7.17	3	1.54	(f)	(0.69	)(f)	1.60	(f)	(0.75	)(f)	20

9.03	3.20	127,318	1.44		(0.52)		1.56		(0.64)		53
8.55	2.40	7,619	2.19		(1.27)		2.30		(1.38)		53
8.57	2.51	10,344	2.19		(1.27)		2.31		(1.39)		53
9.25	3.56	183,697	1.04		(0.12)		1.16		(0.24)		53
9.06	3.31	12	1.54		(0.45)		1.65		(0.55)		53

8.75	8.44	164,330	1.44		0.12	(d)	1.57		(0.01	)(d)	46
8.35	7.60	10,195	2.19		(0.62	)(d)	2.32		(0.75	)(d)	46
8.36	7.46	11,392	2.19		(0.64	)(d)	2.32		(0.77	)(d)	46
8.94	8.82	155,546	1.04		0.54	(d)	1.17		0.41	(d)	46
8.77	8.27	261	1.54		0.00	(d)(e)	1.67		(0.13	)(d)	46

8.07	3.59	173,243	1.44		(0.47)		1.55		(0.58)		19
7.76	2.78	11,537	2.19		(1.22)		2.30		(1.33)		19
7.78	2.91	11,491	2.19		(1.22)		2.30		(1.33)		19
8.25	4.04	129,083	1.04		(0.07)		1.15		(0.18)		19
8.10	3.58	297	1.54		(0.58)		1.65		(0.69)		19

7.79	12.09	146,867	1.45		(0.49)		1.62		(0.66)		14
7.55	11.19	11,452	2.20		(1.24)		2.37		(1.41)		14
7.56	11.18	8,979	2.20		(1.24)		2.37		(1.41)		14
7.93	12.48	93,806	1.05		(0.09)		1.22		(0.26)		14
7.82	12.20	1	1.55		(0.44)		1.72		(0.61)		14

6.95	(24.59)	113,813	1.45		(0.66)		1.63		(0.84)		40
6.79	(25.11)	9,781	2.20		(1.41)		2.38		(1.59)		40
6.80	(25.08)	5,109	2.20		(1.41)		2.38		(1.59)		40
7.05	(24.17)	59,130	1.05		(0.27)		1.23		(0.45)		40
6.97	(24.46)	1	1.55		(0.58)		1.73		(0.76)		40

GOLDMAN SACHS CONCENTRATED GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$12.98	$(0.04)		$1.14	$1.10	$—	$(0.48)	$(0.48)
2007 - B	12.59	(0.09)		1.11	1.02	—	(0.48)	(0.48)
2007 - C	12.57	(0.09)		1.10	1.01	—	(0.48)	(0.48)
2007 - Institutional	13.15	(0.01)		1.15	1.14	—	(0.48)	(0.48)
2007 - Service	12.97	(0.04)		1.13	1.09	—	(0.48)	(0.48)
FOR THE YEARS ENDED AUGUST 31,

2006 - A	12.74	(0.06)		0.61	0.55	—	(0.31)	(0.31)
2006 - B	12.46	(0.15)		0.59	0.44	—	(0.31)	(0.31)
2006 - C	12.43	(0.16)		0.61	0.45	—	(0.31)	(0.31)
2006 - Institutional	12.89	(0.01)		0.62	0.61	(0.04)	(0.31)	(0.35)
2006 - Service	12.73	(0.07)		0.62	0.55	—	(0.31)	(0.31)

2005 - A	11.70	0.01	(d)	1.22	1.23	—	(0.19)	(0.19)
2005 - B	11.53	(0.09	)(d)	1.21	1.12	—	(0.19)	(0.19)
2005 - C	11.51	(0.09	)(d)	1.20	1.11	—	(0.19)	(0.19)
2005 - Institutional	11.79	0.05	(d)	1.24	1.29	—	(0.19)	(0.19)
2005 - Service	11.70	—	(d)	1.22	1.22	—	(0.19)	(0.19)

2004 - A	11.64	(0.07)		0.17	0.10	—	(0.04)	(0.04)
2004 - B	11.56	(0.16)		0.17	0.01	—	(0.04)	(0.04)
2004 - C	11.55	(0.16)		0.16	—	—	(0.04)	(0.04)
2004 - Institutional	11.68	(0.02)		0.17	0.15	—	(0.04)	(0.04)
2004 - Service	11.64	(0.07)		0.17	0.10	—	(0.04)	(0.04)
FOR THE PERIOD ENDED AUGUST 31,

2003 - A (commenced September 3, 2002)	10.00	(0.08)		1.72	1.64	—	—	—
2003 - B (commenced September 3, 2002)	10.00	(0.16)		1.72	1.56	—	—	—
2003 - C (commenced September 3, 2002)	10.00	(0.16)		1.71	1.55	—	—	—
2003 - Institutional (commenced September 3, 2002)	10.00	(0.03)		1.71	1.68	—	—	—
2003 - Service (commenced September 3, 2002)	10.00	(0.07)		1.71	1.64	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.51% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.60	8.42%	$76,891	1.48	%(c)	(0.60	)%(c)	1.56	%(c)	(0.68	)%(c)	24%
13.13	8.04	572	2.23	(c)	(1.35	)(c)	2.31	(c)	(1.43	)(c)	24
13.10	7.97	724	2.23	(c)	(1.36	)(c)	2.31	(c)	(1.44	)(c)	24
13.81	8.62	140,304	1.08	(c)	(0.20	)(c)	1.16	(c)	(0.28	)(c)	24
13.58	8.35	2	1.58	(c)	(0.65	)(c)	1.66	(c)	(0.73	)(c)	24

12.98	4.32	70,352	1.48		(0.49)		1.64		(0.69)		48
12.59	3.52	380	2.23		(1.22)		2.39		(1.43)		48
12.57	3.62	507	2.23		(1.24)		2.39		(1.44)		48
13.15	4.75	117,767	1.08		(0.09)		1.24		(0.30)		48
12.97	4.33	2	1.51		(0.54)		1.68		(0.74)		48

12.74	10.52	62,366	1.48		0.06	(d)	1.71		(0.17	)(d)	46
12.46	9.71	115	2.23		(0.72	)(d)	2.46		(0.95	)(d)	46
12.43	9.64	401	2.23		(0.76	)(d)	2.46		(0.99	)(d)	46
12.89	10.95	85,571	1.08		0.40	(d)	1.31		0.17	(d)	46
12.73	10.43	2	1.58		(0.05	)(d)	1.81		(0.28	)(d)	46

11.70	0.84	61,216	1.48		(0.61)		1.79		(0.92)		28
11.53	0.06	96	2.23		(1.38)		2.54		(1.69)		28
11.51	(0.02)	247	2.23		(1.34)		2.54		(1.65)		28
11.79	1.26	45,464	1.08		(0.20)		1.39		(0.51)		28
11.70	0.84	2	1.58		(0.61)		1.89		(0.92)		28

11.64	16.40	49,494	1.48	(c)	(0.76	)(c)	2.65	(c)	(1.93	)(c)	19
11.56	15.60	92	2.23	(c)	(1.50	)(c)	3.40	(c)	(2.67	)(c)	19
11.55	15.50	20	2.23	(c)	(1.53	)(c)	3.40	(c)	(2.70	)(c)	19
11.68	16.80	27,810	1.08	(c)	(0.32	)(c)	2.25	(c)	(1.49	)(c)	19
11.64	16.40	2	1.58	(c)	(0.72	)(c)	2.75	(c)	(1.89	)(c)	19

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	realized
Year - Share Class	of period	loss(a)		gain (loss)	operations	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$20.81	$(0.11)		$3.11	$3.00	$(1.17)
2007 - B	19.80	(0.18)		2.94	2.76	(1.17)
2007 - C	19.66	(0.18)		2.93	2.75	(1.17)
2007 - Institutional	21.45	(0.06)		3.19	3.13	(1.17)
2007 - Service	20.63	(0.11)		3.07	2.96	(1.17)
FOR THE YEARS ENDED AUGUST 31,

2006 - A	22.21	(0.19)		(0.09)	(0.28)	(1.12)
2006 - B	21.33	(0.34)		(0.07)	(0.41)	(1.12)
2006 - C	21.19	(0.34)		(0.07)	(0.41)	(1.12)
2006 - Institutional	22.77	(0.11)		(0.09)	(0.20)	(1.12)
2006 - Service	22.05	(0.21)		(0.09)	(0.30)	(1.12)

2005 - A	18.58	(0.20	) (c)	3.83	3.63	—
2005 - B	17.98	(0.34	) (c)	3.69	3.35	—
2005 - C	17.86	(0.34	) (c)	3.67	3.33	—
2005 - Institutional	18.97	(0.12	) (c)	3.92	3.80	—
2005 - Service	18.46	(0.23	) (c)	3.82	3.59	—

2004 - A	17.38	(0.15)		1.35	1.20	—
2004 - B	16.94	(0.28)		1.32	1.04	—
2004 - C	16.83	(0.28)		1.31	1.03	—
2004 - Institutional	17.67	(0.08)		1.38	1.30	—
2004 - Service	17.29	(0.17)		1.34	1.17	—

2003 - A	14.09	(0.12)		3.41	3.29	—
2003 - B	13.84	(0.22)		3.32	3.10	—
2003 - C	13.74	(0.22)		3.31	3.09	—
2003 - Institutional	14.27	(0.06)		3.46	3.40	—
2003 - Service	14.03	(0.13)		3.39	3.26	—

2002 - A	18.11	(0.15)		(3.87)	(4.02)	—
2002 - B	17.92	(0.27)		(3.81)	(4.08)	—
2002 - C	17.80	(0.27)		(3.79)	(4.06)	—
2002 - Institutional	18.26	(0.08)		(3.91)	(3.99)	—
2002 - Service	18.05	(0.16)		(3.86)	(4.02)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.03% of average net assets.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$22.64	14.51%	$908,299	1.47	%(d)	(0.95	)%(d)	1.47	%(d)	(0.95	)%(d)	26%
21.39	14.09	64,635	2.22	(d)	(1.70	)(d)	2.22	(d)	(1.70	)(d)	26
21.24	14.08	113,918	2.22	(d)	(1.70	)(d)	2.22	(d)	(1.70	)(d)	26
23.41	14.74	792,383	1.07	(d)	(0.55	)(d)	1.07	(d)	(0.55	)(d)	26
22.42	14.45	10,999	1.57	(d)	(1.05	)(d)	1.57	(d)	(1.05	)(d)	26

20.81	(1.46)	908,135	1.47		(0.89)		1.47		(0.89)		82
19.80	(2.16)	69,240	2.22		(1.64)		2.22		(1.64)		82
19.66	(2.17)	113,383	2.22		(1.64)		2.22		(1.64)		82
21.45	(1.06)	771,166	1.07		(0.49)		1.07		(0.49)		82
20.63	(1.56)	10,961	1.57		(0.99)		1.57		(0.99)		82

22.21	19.54	936,312	1.49		(0.94	)(c)	1.49		(0.94	)(c)	62
21.33	18.63	91,286	2.24		(1.69	)(c)	2.24		(1.69	)(c)	62
21.19	18.65	112,420	2.24		(1.69	)(c)	2.24		(1.69	)(c)	62
22.77	20.03	739,739	1.09		(0.54	)(c)	1.09		(0.54	)(c)	62
22.05	19.45	8,242	1.59		(1.04	)(c)	1.59		(1.04	)(c)	62

18.58	6.90	615,510	1.49		(0.80)		1.49		(0.80)		51
17.98	6.14	85,969	2.24		(1.55)		2.24		(1.55)		51
17.86	6.12	69,067	2.24		(1.55)		2.24		(1.55)		51
18.97	7.36	290,601	1.09		(0.40)		1.09		(0.40)		51
18.46	6.77	1,464	1.59		(0.87)		1.59		(0.87)		51

17.38	23.35	441,187	1.53		(0.80)		1.53		(0.80)		66
16.94	22.40	85,601	2.28		(1.56)		2.28		(1.56)		66
16.83	22.49	63,358	2.28		(1.56)		2.28		(1.56)		66
17.67	23.83	189,498	1.13		(0.41)		1.13		(0.41)		66
17.29	23.24	539	1.63		(0.90)		1.63		(0.90)		66

14.09	(22.20)	368,361	1.51		(0.87)		1.51		(0.87)		69
13.84	(22.77)	68,639	2.26		(1.62)		2.26		(1.62)		69
13.74	(22.81)	47,581	2.26		(1.62)		2.26		(1.62)		69
14.27	(21.89)	134,954	1.11		(0.47)		1.11		(0.47)		69
14.03	(22.27)	471	1.61		(0.99)		1.61		(0.99)		69

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	loss(a)	gain	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$10.42	$(0.05)	$1.75	$1.70	$—	$—	$—
2007 - B	10.30	(0.09)	1.73	1.64	—	—	—
2007 - C	10.30	(0.09)	1.73	1.64	—	—	—
2007 - Institutional	10.44	(0.03)	1.76	1.73	—	—	—
2007 - Service	10.37	(0.06)	1.76	1.70	—	—	—
FOR THE YEAR ENDED AUGUST 31,

2006 - A	10.40	(0.09)	0.22	0.13	— (d)	(0.11)	(0.11)
2006 - B	10.36	(0.16)	0.21	0.05	—	(0.11)	(0.11)
2006 - C	10.36	(0.16)	0.21	0.05	—	(0.11)	(0.11)
2006 - Institutional	10.38	(0.04)	0.21	0.17	— (d)	(0.11)	(0.11)
2006 - Service	10.37	(0.10)	0.21	0.11	—	(0.11)	(0.11)
FOR THE PERIOD ENDED AUGUST 31,

2005 - A (commenced June 30, 2005)	10.00	(0.01)	0.41	0.40	—	—	—
2005 - B (commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—	—	—
2005 - C (commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—	—	—
2005 - Institutional (commenced June 30, 2005)	10.00	— (d)	0.38	0.38	—	—	—
2005 - Service (commenced June 30, 2005)	10.00	(0.01)	0.38	0.37	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.12	16.31%	$79,999	1.49	%(c)	(0.92	)%(c)	1.56	%(c)	(0.99	)%(c)	30%
11.94	15.92	1,918	2.24	(c)	(1.67	)(c)	2.31	(c)	(1.74	)(c)	30
11.94	15.92	5,184	2.24	(c)	(1.69	)(c)	2.31	(c)	(1.76	)(c)	30
12.17	16.57	1,645	1.09	(c)	(0.52	)(c)	1.16	(c)	(0.59	)(c)	30
12.07	16.39	197	1.59	(c)	(1.02	)(c)	1.66	(c)	(1.09	)(c)	30

10.42	1.24	72,124	1.49		(0.79)		2.05		(1.35)		64
10.30	0.45	1,563	2.25		(1.56)		3.15		(2.47)		64
10.30	0.45	5,937	2.25		(1.54)		2.82		(2.12)		64
10.44	1.63	1,360	1.07		(0.38)		6.98		(6.29)		64
10.37	1.04	153	1.61		(0.95)		2.46		(1.81)		64

10.40	4.00	569	1.50	(c)	(0.69	)(c)	16.73	(c)	(15.92	)(c)	3
10.36	3.60	69	2.25	(c)	(1.42	)(c)	17.48	(c)	(16.65	)(c)	3
10.36	3.60	19	2.25	(c)	(1.35	)(c)	17.48	(c)	(16.58	)(c)	3
10.38	3.80	5,415	1.10	(c)	(0.13	)(c)	16.33	(c)	(15.36	)(c)	3
10.37	3.70	10	1.60	(c)	(0.62	)(c)	16.83	(c)	(15.85	)(c)	3

GOLDMAN SACHS GROWTH EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2007
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2006 through February 28, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Strategic Growth Fund				Concentrated Growth Fund				Growth Opportunities Fund				Small/Mid Cap Growth Fund

				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	9/1/06	2/28/07		2/28/07*	9/1/06	2/28/07		2/28/07*	9/1/06	2/28/07		2/28/07*	9/1/06	2/28/07		2/28/07*	9/1/06	2/28/07		2/28/07*

Class A
Actual	$1,000	$1,078.60		$7.19	$1,000	$1,072.00		$7.41	$1,000	$1,084.20		$7.64	$1,000	$1,145.10		$7.80	$1,000	$1,163.10		$8.01
Hypothetical (5% return before expenses)	1,000	1,017.88	+	6.98	1,000	1,017.64	+	7.22	1,000	1,017.46	+	7.40	1,000	1,017.53	+	7.33	1,000	1,017.39	+	7.47

Class B
Actual	1,000	1,073.60		11.02	1,000	1,069.00		11.24	1,000	1,080.40		11.53	1,000	1,140.90		11.76	1,000	1,159.20		12.02
Hypothetical (5% return before expenses)	1,000	1,014.17	+	10.70	1,000	1,013.93	+	10.94	1,000	1,013.71	+	11.16	1,000	1,013.81	+	11.06	1,000	1,013.66	+	11.21

Class C
Actual	1,000	1,074.20		11.03	1,000	1,067.70		11.24	1,000	1,079.70		11.51	1,000	1,140.80		11.76	1,000	1,159.20		12.01
Hypothetical (5% return before expenses)	1,000	1,014.17	+	10.70	1,000	1,013.93	+	10.94	1,000	1,013.71	+	11.16	1,000	1,013.81	+	11.06	1,000	1,013.66	+	11.21

Institutional
Actual	1,000	1,080.50		5.13	1,000	1,074.60		5.35	1,000	1,086.20		5.59	1,000	1,147.40		5.68	1,000	1,165.70		5.87
Hypothetical (5% return before expenses)	1,000	1,019.86	+	4.98	1,000	1,019.64	+	5.21	1,000	1,019.43	+	5.41	1,000	1,019.51	+	5.34	1,000	1,019.37	+	5.48

Service
Actual	1,000	1,077.50		7.70	1,000	1,071.70		7.91	1,000	1,083.50		8.16	1,000	1,144.50		8.32	1,000	1,163.90		8.53
Hypothetical (5% return before expenses)	1,000	1,017.38	+	7.48	1,000	1,017.22	+	7.70	1,000	1,016.96	+	7.90	1,000	1,017.04	+	7.85	1,000	1,016.87	+	7.95

*	Expenses for each share class are calculated using each Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Capital Growth	1.39%	2.14%	2.14%	0.99%	1.49%
Strategic Growth	1.44	2.19	2.19	1.04	1.54
Concentrated Growth	1.48	2.23	2.23	1.08	1.58
Growth Opportunities	1.47	2.22	2.22	1.07	1.57
Small/Mid Cap Growth	1.49	2.24	2.24	1.09	1.59

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $664.4 billion in assets under management as of December 31, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity Flex Fund
▪  Concentrated International Equity Fund [2] ▪  Japanese Equity Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective December 26, 2006 the International Equity Fund was renamed the Concentrated International Equity Fund.
[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Richard P. Strubel	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
The Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all. The Small/ Mid Cap Growth Fund may also invest in foreign securities and emerging market securities. Foreign and emerging market securities may be more volatile than investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments.
The Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to their investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-678	GROWTHSAR / 147.9K /4-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

N/A

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 9, 2007